UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.16

ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 14, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended September 30, 2016.

AB GLOBAL BOND FUND •	1

All share classes, except Class B and Class C shares, outperformed the benchmark during the 12-month period, and all share classes outperformed during the six-month period, before sales charges. Sector allocation contributed significantly to relative returns in both periods, primarily due to exposures to both agency risk-sharing transactions and high-yield corporates. Country allocation also contributed in both periods, due to an underweight position in Japan and overweights in Brazil and the UK; an overweight in the US was a modest detractor in the 12-month period. Security selection within investment-grade corporates was positive for both periods, though selections in high-yield corporates detracted in the six-month period. Currency investments also added to performance in both periods. In the 12-month period, gains from the Fund’s long positions in the Brazilian real and Russian ruble and a short position in the British pound more than offset losses from short positions in the Singapore and Canadian dollars. In the six-month period, long positions in the Brazilian real, Russian ruble and South African rand (beneficiaries of the bounce in oil prices in the latter months of the period) all contributed, while a long position in the Mexican peso and a short yen position detracted.

During both periods the Fund utilized currency forwards and currency options, both written and purchased, to hedge currency exposure as well as to manage active currency risk. Credit default swaps,

both single name and index, were used to hedge credit risk as well as to take active credit risk. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning. Swaptions were used to take active risk in an effort to add alpha.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended September 30, 2016, as global growth trends and central bank actions in the world’s largest economies continued to move in different directions. After declining through the end of 2015 and the beginning of 2016, oil prices rebounded on the back of decreased global supply and a tentative deal struck by the Organization of Petroleum Exporting Countries to limit crude production, which contributed to a rally in emerging-market debt sectors. In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been widely anticipated and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity.

The European Central Bank (“ECB”) maintained an easing bias through the period, and central banks around the globe cut rates, with some, including the Bank of

2	• AB GLOBAL BOND FUND

Japan and ECB, dipping into negative rate territory. Perhaps the headline of the period, volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets also began to stabilize, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while investors were disappointed by Japan’s fiscal and monetary stimulus measures, and then in September the Bank of Japan surprised markets—and opened up a host of questions—by announcing a plan to anchor the 10-year yield near 0%.

In the 12-month period, developed-market treasuries generally outperformed emerging-market local-

currency government bonds and investment-grade credit securities, but lagged the double-digit rally in global high-yield. Developed-market treasury yields generally fell, with UK yields reaching historic lows in the months following the Brexit referendum in June. Trillions of dollars’ worth of government debt around the world lingered in negative territory.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB GLOBAL BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB GLOBAL BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL BOND FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB GLOBAL BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Bond Fund*
Class A	3.87%	6.92%

Class B†	3.49%	6.11%

Class C	3.47%	6.24%

Advisor Class‡	4.01%	7.21%

Class R‡	3.79%	6.63%

Class K‡	3.95%	6.97%

Class I‡	4.02%	7.22%

Class Z‡	4.16%	7.39%

Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)	3.06%	6.54%

*    Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended September 30, 2016, by 0.01% and 0.01%, respectively.

†    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Global Bond Fund Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.59%
1 Year	6.92%	2.38%
5 Years	4.08%	3.19%
10 Years	5.72%	5.27%

Class B Shares			1.12%
1 Year	6.11%	3.11%
5 Years	3.33%	3.33%
10 Years(a)	5.27%	5.27%

Class C Shares			0.91%
1 Year	6.24%	5.24%
5 Years	3.36%	3.36%
10 Years	4.97%	4.97%

Advisor Class Shares†			1.90%
1 Year	7.21%	7.21%
5 Years	4.39%	4.39%
Since Inception‡	5.19%	5.19%

Class R Shares†			1.26%
1 Year	6.63%	6.63%
5 Years	3.74%	3.74%
Since Inception‡	4.59%	4.59%

Class K Shares†			1.57%
1 Year	6.97%	6.97%
5 Years	4.10%	4.10%
Since Inception‡	4.92%	4.92%

Class I Shares†			2.00%
1 Year	7.22%	7.22%
5 Years	4.42%	4.42%
Since Inception‡	5.23%	5.23%

Class Z Shares†			2.00%
1 Year	7.39%	7.39%
Since Inception‡	5.42%	5.42%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.85%, 1.63%, 1.60%, 0.60%, 1.27%, 0.95%, 0.59% and 0.53% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	2.38%
5 Years	3.19%
10 Years	5.27%

Class B Shares
1 Year	3.11%
5 Years	3.33%
10 Years(a)	5.27%

Class C Shares
1 Year	5.24%
5 Years	3.36%
10 Years	4.97%

Advisor Class Shares*
1 Year	7.21%
5 Years	4.39%
Since Inception†	5.19%

Class R Shares*
1 Year	6.63%
5 Years	3.74%
Since Inception†	4.59%

Class K Shares*
1 Year	6.97%
5 Years	4.10%
Since Inception†	4.92%

Class I Shares*
1 Year	7.22%
5 Years	4.42%
Since Inception†	5.23%

Class Z Shares*
1 Year	7.39%
Since Inception†	5.42%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

10	• AB GLOBAL BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,038.70	$4.23	0.83%	$4.23	0.83%
Hypothetical**	$1,000	$1,020.85	$4.19	0.83%	$4.19	0.83%
Class B
Actual	$1,000	$1,034.90	$8.04	1.58%	$8.04	1.58%
Hypothetical**	$1,000	$1,017.10	$7.97	1.58%	$7.97	1.58%

AB GLOBAL BOND FUND •	11

Expense Example

	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class C
Actual	$1,000	$1,034.70	$8.04	1.58%	$8.04	1.58%
Hypothetical**	$1,000	$1,017.10	$7.97	1.58%	$7.97	1.58%
Advisor Class
Actual	$1,000	$1,040.10	$2.96	0.58%	$2.96	0.58%
Hypothetical**	$1,000	$1,022.10	$2.93	0.58%	$2.93	0.58%
Class R
Actual	$1,000	$1,037.90	$6.27	1.23%	$6.27	1.23%
Hypothetical**	$1,000	$1,018.85	$6.21	1.23%	$6.21	1.23%
Class K
Actual	$1,000	$1,039.50	$4.69	0.92%	$4.69	0.92%
Hypothetical**	$1,000	$1,020.40	$4.65	0.92%	$4.65	0.92%
Class I
Actual	$1,000	$1,040.20	$2.86	0.56%	$2.91	0.57%
Hypothetical**	$1,000	$1,022.20	$2.83	0.56%	$2.88	0.57%
Class Z
Actual	$1,000	$1,041.60	$2.65	0.52%	$2.71	0.53%
Hypothetical**	$1,000	$1,022.40	$2.63	0.52%	$2.68	0.53%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investment in affiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

12	• AB GLOBAL BOND FUND

Expense Example

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,948.9

*	All data are as of September 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets—Corporate Bonds, Emerging Markets—Sovereigns, Investment Companies, Local Governments—Municipal Bonds, Local Governments—Regional Bonds, Options Purchased—Puts, Preferred Stocks and Warrants.

AB GLOBAL BOND FUND •	13

Portfolio Summary

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

*	All data are as of September 30, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Angola, Argentina, Australia, Belgium, Chile, China, Colombia, Denmark, Greece, Indonesia, Ireland, Israel, Kazakhstan, Morocco, New Zealand, Norway, Peru, Russia, Singapore, South Africa, South Korea, Switzerland, Turkey and United Arab Emirates.

14	• AB GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2016

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 43.8%
Belgium – 0.6%
Belgium Government Bond Series 61 4.25%, 9/28/21(a)	EUR	15,455	$21,507,756
Series 71 3.75%, 6/22/45(a)		2,300	4,401,693
Series 75 1.00%, 6/22/31(a)		7,115	8,538,748

			34,448,197

Canada – 0.3%
Canadian Government Bond 2.25%, 6/01/25	CAD	20,585	17,470,772

Colombia – 0.5%
Colombian TES Series B 7.00%, 5/04/22	COP	79,992,200	28,207,491

France – 2.1%
France Government Bond OAT 0.50%, 5/25/25(a)	EUR	95,965	112,705,991
2.50%, 5/25/30(a)		7,825	11,241,945

			123,947,936

Germany – 2.0%
Bundesrepublik Deutschland 2.50%, 7/04/44(a)		44,610	77,513,534
Series 00 5.50%, 1/04/31(a)		12,025	24,036,491
6.25%, 1/04/30(a)		7,970	16,505,218

			118,055,243

Greece – 0.0%
Hellenic Republic Government Bond 4.75%, 4/17/19(a)		1,791	1,828,006

Italy – 6.4%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		74,000	87,288,782
3.75%, 5/01/21		27,335	35,595,443
4.00%, 9/01/20		1,870	2,420,028
4.25%, 9/01/19		6,710	8,468,627
4.50%, 8/01/18		46,065	56,073,176
4.75%, 5/01/17		4,755	5,497,459
5.50%, 11/01/22		127,805	186,139,753

			381,483,268

AB GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Japan – 4.9%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	1,086,000	$10,924,365
Japan Government Thirty Year Bond Series 44 1.70%, 9/20/44		3,383,950	44,413,989
Series 49 1.40%, 12/20/45		5,647,300	70,181,785
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34		6,281,600	74,254,267
Japan Government Two Year Bond Series 346 0.10%, 11/15/16		9,023,200	89,023,627

			288,798,033

Mexico – 1.5%
Mexican Bonos Series M 8.00%, 6/11/20	MXN	1,296,690	72,095,890
Series M 20 10.00%, 12/05/24		231,766	15,100,132

			87,196,022

Netherlands – 2.0%
Netherlands Government Bond 0.25%, 7/15/25(a)	EUR	86,808	100,700,398
2.75%, 1/15/47(a)		8,750	15,976,289

			116,676,687

Portugal – 1.1%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(a)		31,304	34,468,529
4.80%, 6/15/20(a)		26,375	32,975,175

			67,443,704

Russia – 0.5%
Russian Federal Bond – OFZ Series 6214 6.40%, 5/27/20	RUB	2,060,275	30,841,426

Singapore – 0.8%
Singapore Government Bond 2.25%, 8/01/36	SGD	23,215	17,366,223
3.00%, 9/01/24		36,000	28,933,050

			46,299,273

Spain – 2.3%
Spain Government Bond 2.15%, 10/31/25(a)	EUR	9,205	11,533,795
2.90%, 10/31/46(a)		15,680	21,214,931

16	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.10%, 7/30/18(a)	EUR	46,350	$56,163,977
4.20%, 1/31/37(a)		7,800	12,629,664
4.70%, 7/30/41(a)		21,779	38,447,560

			139,989,927

Sweden – 1.0%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	435,820	62,061,727

United Kingdom – 5.6%
United Kingdom Gilt 1.75%, 9/07/22(a)	GBP	91,630	128,626,667
2.00%, 7/22/20(a)		38,385	53,157,294
3.25%, 1/22/44(a)		1,300	2,340,862
4.00%, 1/22/60(a)		29,905	71,466,653
4.25%, 12/07/40(a)		39,300	79,778,653

			335,370,129

United States – 12.2%
U.S. Treasury Bonds 2.50%, 5/15/46	U.S.$	750	776,250
2.875%, 5/15/43(b)(c)		25,920	28,860,313
3.00%, 11/15/44-11/15/45		57,550	65,658,201
3.125%, 2/15/42-8/15/44		575	670,569
3.625%, 8/15/43-2/15/44		34,530	43,959,783
4.625%, 2/15/40		10,240	14,774,395
U.S. Treasury Notes 1.375%, 4/30/20(d)		66,975	67,846,211
1.375%, 8/31/20-9/30/20		126,120	127,646,774
1.625%, 11/30/20-5/15/26		122,565	123,137,051
1.875%, 8/31/22		45,605	47,060,438
1.875%, 10/31/22(b)		34,350	35,438,208
2.00%, 9/30/20-11/30/22		85,200	88,341,862
2.25%, 3/31/21(c)		44,059	46,191,367
2.25%, 11/15/25(b)		33,865	35,748,741

			726,110,163

Total Governments – Treasuries (cost $2,482,128,318)			2,606,228,004

CORPORATES – INVESTMENT GRADE – 20.1%
Industrial – 12.2%
Basic – 1.6%
Agrium, Inc. 3.375%, 3/15/25		105	108,179
Barrick Gold Corp. 4.10%, 5/01/23		78	84,117
Barrick North America Finance LLC 4.40%, 5/30/21		334	365,866

AB GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BHP Billiton Finance USA Ltd. 3.25%, 11/21/21	U.S.$	15	$16,051
6.42%, 3/01/26		147	185,493
Braskem Finance Ltd. 6.45%, 2/03/24		6,285	6,803,512
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	283,218
CF Industries, Inc. 4.95%, 6/01/43		1,036	969,943
7.125%, 5/01/20		95	109,375
Dow Chemical Co. (The) 7.375%, 11/01/29		180	245,722
8.55%, 5/15/19		3,000	3,518,538
Eastman Chemical Co. 3.80%, 3/15/25		145	153,488
Georgia-Pacific LLC 5.40%, 11/01/20(a)		167	188,847
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		445	432,762
5.75%, 1/30/21(a)		13,700	14,183,610
Glencore Finance Europe SA 3.375%, 9/30/20(a)	EUR	1,555	1,889,786
Glencore Funding LLC 2.125%, 4/16/18(a)	U.S.$	2,939	2,918,427
2.875%, 4/16/20(a)		10,219	10,137,248
4.00%, 4/16/25(a)		4,075	3,984,075
4.125%, 5/30/23(a)		65	64,675
International Paper Co. 3.00%, 2/15/27		295	294,658
LyondellBasell Industries NV 5.75%, 4/15/24		4,660	5,558,061
Minsur SA 6.25%, 2/07/24(a)		13,842	14,455,201
Monsanto Co. 2.85%, 4/15/25		360	361,673
3.375%, 7/15/24		285	295,327
Mosaic Co. (The) 5.625%, 11/15/43		3,238	3,476,705
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25(b)		8,388	9,024,238
Rio Tinto Finance USA PLC 3.50%, 3/22/22		260	280,546
Vale Overseas Ltd. 5.875%, 6/10/21		13,411	14,041,317
6.875%, 11/21/36		121	117,612
Weyerhaeuser Co. 4.625%, 9/15/23		165	183,503

			94,731,773

18	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
General Electric Co. 4.65%, 10/17/21	U.S.$	197	$224,445
5.875%, 1/14/38		69	92,411
Series D 5.00%, 1/21/21(e)		3,300	3,509,385
Series G 6.875%, 1/10/39		175	263,598
Owens Corning 7.00%, 12/01/36(f)		85	107,303
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,954,794
5.50%, 9/15/19		15	16,627
Yamana Gold, Inc. 4.95%, 7/15/24		3,336	3,446,018

			15,614,581

Communications - Media – 1.3%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,768	1,841,108
CBS Corp. 3.375%, 3/01/22		80	84,199
3.50%, 1/15/25		5,450	5,604,753
4.90%, 8/15/44		100	106,269
5.75%, 4/15/20		208	234,253
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20(a)		4,300	4,494,351
4.908%, 7/23/25(a)		13,465	14,852,636
6.484%, 10/23/45(a)		215	260,004
Comcast Corp. 3.15%, 3/01/26		410	432,988
4.25%, 1/15/33		350	388,737
5.15%, 3/01/20		270	302,741
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,794	2,755,074
4.50%, 6/30/43(a)		160	144,154
Discovery Communications LLC 3.45%, 3/15/25		3,787	3,743,529
4.875%, 4/01/43		130	123,718
Grupo Televisa SAB 4.625%, 1/30/26		200	213,574
Moody’s Corp. 2.75%, 7/15/19		173	177,957
4.875%, 2/15/24		145	164,949
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,812,433

AB GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Omnicom Group, Inc. 3.60%, 4/15/26	U.S.$	201	$212,434
4.45%, 8/15/20		150	164,194
RELX Capital, Inc. 8.625%, 1/15/19		30	34,563
S&P Global, Inc. 4.40%, 2/15/26		7,550	8,436,642
Sky Group Finance PLC 5.75%, 10/20/17(a)	GBP	3,977	5,415,342
Time Warner Cable LLC 4.50%, 9/15/42	U.S.$	100	95,426
5.25%, 7/15/42	GBP	1,600	2,434,327
6.55%, 5/01/37	U.S.$	105	124,491
Time Warner, Inc. 3.55%, 6/01/24		6,274	6,665,347
3.60%, 7/15/25		4,350	4,627,112
7.625%, 4/15/31		1,826	2,588,857
Viacom, Inc. 3.875%, 12/15/21		188	199,606
4.375%, 3/15/43		7,549	6,930,450
5.625%, 9/15/19		10	10,931
WPP Finance 2010 4.75%, 11/21/21		83	93,102

			79,770,251

Communications - Telecommunications – 1.0%
America Movil SAB de CV 4.375%, 7/16/42		200	196,394
American Tower Corp. 4.70%, 3/15/22		4,000	4,445,996
5.05%, 9/01/20		5,080	5,616,316
AT&T, Inc. 3.00%, 6/30/22		410	421,524
3.40%, 5/15/25		780	801,378
3.60%, 2/17/23		3,232	3,406,832
3.80%, 3/15/22		1,358	1,454,539
3.95%, 1/15/25		3,450	3,662,199
4.45%, 5/15/21		4,259	4,683,248
4.50%, 3/09/48(a)		153	153,801
4.75%, 5/15/46		2,822	2,953,096
4.875%, 6/01/44	GBP	1,700	2,868,176
5.15%, 3/15/42	U.S.$	210	227,860
5.80%, 2/15/19		2,937	3,221,542
British Telecommunications PLC 9.375%, 12/15/30(g)		3,157	5,110,732
Deutsche Telekom International Finance BV 8.75%, 6/15/30(f)		100	155,440

20	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Empresa Nacional de Telecomunicaciones SA 4.875%, 10/30/24(a)	U.S.$	4,969	$5,104,221
Orange SA 5.375%, 1/13/42		95	115,009
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	4,198,559
Telefonica Emisiones SAU 7.045%, 6/20/36	U.S.$	95	124,621
Verizon Communications, Inc. 3.85%, 11/01/42		255	242,713
4.272%, 1/15/36		7,365	7,673,630
4.862%, 8/21/46		3,595	4,026,627
Vodafone Group PLC 4.375%, 2/19/43		110	110,191
6.15%, 2/27/37		30	36,324

			61,010,968

Consumer Cyclical - Automotive – 0.7%
American Honda Finance Corp. 1.20%, 7/12/19		270	268,418
BMW US Capital LLC 2.00%, 4/11/21(a)		515	520,758
Ford Motor Credit Co. LLC 2.597%, 11/04/19		11,013	11,173,713
3.336%, 3/18/21		200	205,767
5.00%, 5/15/18		5,405	5,673,380
5.875%, 8/02/21		3,914	4,467,870
General Motors Co. 3.50%, 10/02/18		245	252,559
4.875%, 10/02/23		295	319,610
General Motors Financial Co., Inc. 3.25%, 5/15/18		11,210	11,408,170
4.00%, 1/15/25		124	125,171
4.30%, 7/13/25		150	154,539
5.25%, 3/01/26		175	192,200
Harley-Davidson Funding Corp. 6.80%, 6/15/18(a)		4,000	4,343,380
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		270	269,147

			39,374,682

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 1.625%, 2/22/21	EUR	11,695	13,781,175

AB GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 2.50%, 3/01/18	U.S.$	40	$40,418
4.25%, 3/01/22		3,300	3,507,861

			3,548,279

Consumer Cyclical - Restaurants – 0.0%
McDonald’s Corp. 2.10%, 12/07/18		71	72,084

Consumer Cyclical - Retailers – 0.3%
Advance Auto Parts, Inc. 4.50%, 12/01/23		210	227,446
CVS Health Corp. 5.125%, 7/20/45		170	208,020
Dollar General Corp. 4.15%, 11/01/25		186	202,428
Home Depot, Inc. (The) 5.40%, 9/15/40		205	267,218
Kohl’s Corp. 5.55%, 7/17/45		6,265	6,142,851
Lowe’s Cos., Inc. 3.70%, 4/15/46		260	268,626
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		353	371,655
Wal-Mart Stores, Inc. 5.25%, 9/01/35		210	278,852
Walgreens Boots Alliance, Inc. 3.10%, 6/01/23		210	216,604
3.30%, 11/18/21		9,079	9,600,870

			17,784,570

Consumer Non-Cyclical – 3.0%
Abbott Laboratories 6.15%, 11/30/37		200	260,361
AbbVie, Inc. 1.75%, 11/06/17		10	10,033
2.50%, 5/14/20		2,867	2,922,832
2.90%, 11/06/22		300	307,618
3.60%, 5/14/25		8,665	9,057,204
4.70%, 5/14/45		100	107,678
Actavis Funding SCS 3.00%, 3/12/20		385	397,518
3.80%, 3/15/25		5,434	5,751,096
Agilent Technologies, Inc. 5.00%, 7/15/20		1,040	1,155,424
Ahold Finance USA LLC 6.875%, 5/01/29		5,029	6,529,664

22	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 2.625%, 1/14/20	U.S.$	7,700	$7,965,627
2.85%, 8/09/22		390	407,215
9.25%, 8/06/19		400	485,928
Amgen, Inc. 2.25%, 8/19/23		270	268,924
4.40%, 5/01/45		315	330,884
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		305	307,944
3.30%, 2/01/23		573	604,807
3.65%, 2/01/26		327	351,198
4.00%, 1/17/43		140	144,877
4.70%, 2/01/36		400	459,909
Baxalta, Inc. 3.60%, 6/23/22		226	237,433
5.25%, 6/23/45		4,150	4,909,720
Becton Dickinson and Co. 2.675%, 12/15/19		3,152	3,255,102
3.734%, 12/15/24		2,281	2,473,772
Biogen, Inc. 2.90%, 9/15/20		4,150	4,309,995
3.625%, 9/15/22		153	163,878
4.05%, 9/15/25		150	163,312
Bunge Ltd. Finance Corp. 3.50%, 11/24/20		174	181,988
8.50%, 6/15/19		9,015	10,563,353
Celgene Corp. 3.625%, 5/15/24		190	199,979
3.875%, 8/15/25		150	160,381
Coca-Cola Co. (The) 1.375%, 5/30/19		218	218,536
ConAgra Foods, Inc. 1.90%, 1/25/18		480	482,815
Eli Lilly & Co. 5.55%, 3/15/37		61	80,563
Express Scripts Holding Co. 4.75%, 11/15/21		140	156,833
Forest Laboratories LLC 4.375%, 2/01/19(a)		230	242,287
Gilead Sciences, Inc. 3.65%, 3/01/26		4,263	4,588,361
4.60%, 9/01/35		210	230,882
GlaxoSmithKline Capital PLC 2.85%, 5/08/22		412	433,549
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		275	284,995
Imperial Brands Finance PLC 2.95%, 7/21/20(a)		250	258,117

AB GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JM Smucker Co. (The) 2.50%, 3/15/20	U.S.$	91	$93,233
3.00%, 3/15/22		155	162,334
Johnson & Johnson 4.50%, 12/05/43		255	320,365
Kraft Heinz Foods Co. 2.80%, 7/02/20		6,300	6,528,854
3.50%, 6/06/22-7/15/22		5,786	6,148,596
Laboratory Corp. of America Holdings 2.20%, 8/23/17		1,109	1,116,299
3.60%, 2/01/25		100	105,044
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	7,675	6,213,009
Medtronic, Inc. 2.50%, 3/15/20	U.S.$	5,079	5,253,169
3.15%, 3/15/22		300	318,985
3.50%, 3/15/25		490	527,664
Merck & Co., Inc. 2.75%, 2/10/25		1,060	1,098,435
Mylan NV 3.15%, 6/15/21(a)		9,784	9,967,685
3.75%, 12/15/20(a)		245	255,872
3.95%, 6/15/26(a)		135	136,017
Mylan, Inc. 3.125%, 1/15/23(a)		100	99,142
Newell Brands, Inc. 3.15%, 4/01/21		8,885	9,256,953
3.85%, 4/01/23		3,831	4,077,969
PepsiCo, Inc. 1.50%, 2/22/19		300	301,993
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		826	853,794
Pfizer, Inc. 2.75%, 6/03/26		845	873,366
Philip Morris International, Inc. 2.125%, 5/10/23		6,835	6,821,077
Procter & Gamble Co. (The) 5.80%, 8/15/34		195	273,702
Reynolds American, Inc. 3.25%, 6/12/20		84	88,374
4.45%, 6/12/25		8,300	9,260,526
5.85%, 8/15/45		2,887	3,753,412
Stryker Corp. 2.625%, 3/15/21		68	70,095
Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22		115	117,908

24	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	10,210	$10,236,199
3.15%, 10/01/26		7,139	7,172,025
Thermo Fisher Scientific, Inc. 0.75%, 9/12/24	EUR	2,109	2,375,186
3.00%, 4/15/23	U.S.$	7,425	7,604,113
Tyson Foods, Inc. 2.65%, 8/15/19		49	50,244
3.95%, 8/15/24		5,596	6,039,858
4.50%, 6/15/22		16	17,765
Unilever Capital Corp. 5.90%, 11/15/32		195	274,063
Whole Foods Market, Inc. 5.20%, 12/03/25(a)		100	108,609
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		205	209,475
3.55%, 4/01/25		330	340,114

			179,944,115

Energy – 1.9%
Anadarko Finance Co. Series B 7.50%, 5/01/31		50	61,900
Anadarko Petroleum Corp. 6.20%, 3/15/40		115	131,528
Apache Corp. 6.90%, 9/15/18		2,700	2,948,500
Boardwalk Pipelines LP 4.95%, 12/15/24		100	104,611
Canadian Natural Resources Ltd. 3.90%, 2/01/25		215	215,872
Cimarex Energy Co. 4.375%, 6/01/24		1,220	1,274,222
ConocoPhillips 5.75%, 2/01/19		11,445	12,467,439
ConocoPhillips Co. 5.95%, 3/15/46		270	338,868
Devon Energy Corp. 3.25%, 5/15/22		270	268,070
Enbridge Energy Partners LP 4.375%, 10/15/20		100	105,667
Encana Corp. 3.90%, 11/15/21		170	170,337
Energy Transfer Partners LP 3.60%, 2/01/23		135	132,860
4.65%, 6/01/21		2,850	3,027,336
4.90%, 2/01/24		2,700	2,811,983

AB GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EnLink Midstream Partners LP 4.15%, 6/01/25	U.S.$	10,425	$9,979,800
Enterprise Products Operating LLC 2.85%, 4/15/21		4,950	5,096,713
4.90%, 5/15/46		105	110,357
5.10%, 2/15/45		7,460	8,022,961
5.20%, 9/01/20		355	396,387
Halliburton Co. 3.50%, 8/01/23		127	131,089
3.80%, 11/15/25		180	186,095
5.00%, 11/15/45		5,580	6,090,604
Hess Corp. 4.30%, 4/01/27		10,120	10,198,794
7.875%, 10/01/29		160	194,785
Husky Energy, Inc. 3.95%, 4/15/22		115	121,780
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		556	580,834
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)		3,100	3,351,023
5.05%, 2/15/46		280	266,628
Marathon Oil Corp. 6.80%, 3/15/32		80	83,695
Marathon Petroleum Corp. 5.125%, 3/01/21		290	320,379
5.85%, 12/15/45		105	106,667
Noble Energy, Inc. 3.90%, 11/15/24		137	139,727
5.625%, 5/01/21		131	136,466
8.25%, 3/01/19		6,010	6,875,704
ONEOK Partners LP 3.20%, 9/15/18		3,040	3,097,544
4.90%, 3/15/25		145	155,980
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		7,458	7,226,459
4.65%, 10/15/25		150	155,379
Regency Energy Partners LP/Regency Energy Finance Corp. 5.00%, 10/01/22		625	659,654
Schlumberger Holdings Corp. 3.00%, 12/21/20(a)		200	208,547
3.625%, 12/21/22(a)		200	214,392
Shell International Finance BV 1.875%, 5/10/21		420	420,445
Spectra Energy Partners LP 3.50%, 3/15/25		85	85,988
4.60%, 6/15/21		330	358,270

26	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Suncor Energy, Inc. 3.60%, 12/01/24	U.S.$	150	$157,231
6.50%, 6/15/38		76	99,514
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		160	163,154
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		6,019	5,958,810
TransCanada PipeLines Ltd. 3.80%, 10/01/20		485	519,475
6.35%, 5/15/67		15	11,933
Valero Energy Corp. 6.125%, 2/01/20		20	22,566
Williams Partners LP 3.60%, 3/15/22		125	127,171
3.90%, 1/15/25		4,098	4,089,456
4.00%, 11/15/21		2,603	2,693,972
4.50%, 11/15/23		4,200	4,352,914
Williams Partners LP/ACMP Finance Corp. 4.875%, 5/15/23-3/15/24		3,271	3,306,189

			110,534,724

Services – 0.1%
Amazon.com, Inc. 4.80%, 12/05/34		225	264,355
eBay, Inc. 3.80%, 3/09/22		3,461	3,701,103
Visa, Inc. 2.80%, 12/14/22		250	262,083

			4,227,541

Technology – 1.4%
Apple, Inc. 2.85%, 5/06/21		290	305,612
3.45%, 2/09/45		400	382,188
Cisco Systems, Inc. 1.65%, 6/15/18		395	398,243
5.90%, 2/15/39		75	100,471
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(a)		8,125	8,491,600
5.45%, 6/15/23(a)		7,700	8,250,219
Fidelity National Information Services, Inc. 3.50%, 4/15/23		1,218	1,278,036
3.875%, 6/05/24		250	267,068
4.50%, 8/15/46		110	110,025
5.00%, 10/15/25		3	3,421

AB GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hewlett Packard Enterprise Co. 6.35%, 10/15/45(a)	U.S.$	75	$77,396
HP, Inc. 4.65%, 12/09/21		6,560	7,190,514
Intel Corp. 3.70%, 7/29/25		135	149,771
4.90%, 7/29/45		145	172,958
International Business Machines Corp. 2.25%, 2/19/21		260	267,552
KLA-Tencor Corp. 4.65%, 11/01/24		11,148	12,250,504
Lam Research Corp. 2.75%, 3/15/20		260	266,080
2.80%, 6/15/21		5,999	6,157,482
Micron Technology, Inc. 7.50%, 9/15/23(a)		4,865	5,403,750
Microsoft Corp. 3.45%, 8/08/36		540	550,085
Oracle Corp. 3.90%, 5/15/35		190	196,430
5.375%, 7/15/40		150	184,381
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25		9,033	8,736,750
4.875%, 6/01/27		105	92,893
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,087	5,275,295
Total System Services, Inc. 2.375%, 6/01/18		20	20,164
3.75%, 6/01/23		8,654	8,880,536
3.80%, 4/01/21		109	115,666
Tyco Electronics Group SA 3.45%, 8/01/24		255	265,231
Verisk Analytics, Inc. 5.50%, 6/15/45		100	107,269
Western Digital Corp. 7.375%, 4/01/23(a)		7,395	8,134,500
Xerox Corp. 2.80%, 5/15/20		250	248,582

			84,330,672

Transportation - Airlines – 0.1%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		5,554	6,276,302

Transportation - Railroads – 0.1%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44		100	115,779

28	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Canadian Pacific Railway Co. 6.50%, 5/15/18	U.S.$	1,276	$1,376,403
CSX Corp. 4.40%, 3/01/43		100	109,551
6.25%, 3/15/18		5,000	5,341,890

			6,943,623

Transportation - Services – 0.1%
Asciano Finance Ltd. 4.625%, 9/23/20(a)		1,501	1,577,608
5.00%, 4/07/18(a)		2,676	2,767,894
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,348,691

			8,694,193

			726,639,533

Financial Institutions – 6.6%
Banking – 5.4%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		7,200	7,334,914
Bank of America Corp. 3.875%, 8/01/25		15,395	16,446,740
4.20%, 8/26/24		195	206,494
5.49%, 3/15/19		300	324,133
Series G 3.30%, 1/11/23		4,600	4,761,773
Series L 5.65%, 5/01/18		125	132,596
Barclays Bank PLC 6.05%, 12/04/17(a)		735	768,560
6.625%, 3/30/22(a)	EUR	1,756	2,415,775
Barclays PLC 3.65%, 3/16/25	U.S.$	1,800	1,777,223
5.20%, 5/12/26		5,621	5,789,338
BBVA Banco Continental SA 5.00%, 8/26/22(a)		4,224	4,636,115
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	123,542
BNP Paribas SA 4.375%, 5/12/26(a)		10,680	11,039,489
5.019%, 4/13/17(a)(e)	EUR	3,600	4,124,941
BPCE SA 5.70%, 10/22/23(a)	U.S.$	8,936	9,725,683
Capital One Bank USA, NA 3.375%, 2/15/23		310	318,458
Capital One Financial Corp. 4.75%, 7/15/21		25	27,820
Citigroup, Inc. 3.50%, 5/15/23		275	282,519
3.70%, 1/12/26		150	158,314
5.875%, 1/30/42		3,597	4,604,379

AB GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Compass Bank 2.75%, 9/29/19	U.S.$	3,648	$3,636,924
5.50%, 4/01/20		296	317,331
Cooperatieve Rabobank UA 3.95%, 11/09/22		4,212	4,415,343
4.375%, 8/04/25		8,495	8,964,570
11.00%, 6/30/19(a)(e)		88	106,590
Credit Agricole SA 4.375%, 3/17/25(a)		200	204,173
Credit Agricole Sa/london 2.375%, 7/01/21(a)		4,033	4,088,038
Credit Suisse AG 6.50%, 8/08/23(a)		4,799	5,197,941
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		4,200	4,215,288
3.75%, 3/26/25		765	760,059
4.55%, 4/17/26(a)		2,034	2,135,667
Danske Bank A/S Series E 5.684%, 2/15/17(e)	GBP	3,580	4,695,435
Deutsche Bank AG Series G 3.375%, 5/12/21	U.S.$	270	264,114
Discover Bank/Greenwood DE 3.10%, 6/04/20		250	257,121
DNB Bank ASA 6.012%, 3/29/17(a)(e)	GBP	7,466	9,846,404
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	15	15,880
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		8,163	8,137,556
3.75%, 5/22/25-2/25/26		5,365	5,633,406
3.85%, 7/08/24		11,220	11,912,734
4.25%, 10/21/25		385	405,172
5.15%, 5/22/45		2,700	2,945,676
5.75%, 1/24/22		4,480	5,203,695
Series D 6.00%, 6/15/20		135	153,544
HSBC Holdings PLC 3.90%, 5/25/26		885	919,123
4.00%, 3/30/22		6,500	6,925,353
HSBC USA, Inc. 2.75%, 8/07/20		490	496,342
Huntington Bancshares, Inc. 2.30%, 1/14/22		270	269,004
ING Bank NV 3.75%, 3/07/17(a)		7,570	7,648,425

30	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 2.295%, 8/15/21	U.S.$	15,238	$15,271,143
3.125%, 1/23/25		260	265,744
3.20%, 6/15/26		1,135	1,164,849
3.90%, 7/15/25		250	269,579
Lloyds Banking Group PLC 3.10%, 7/06/21		635	648,781
4.582%, 12/10/25(a)		216	220,399
4.65%, 3/24/26		5,000	5,144,925
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		607	615,286
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	10,122,730
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		1,349	1,463,174
Morgan Stanley 3.125%, 7/27/26		550	553,288
Series G 3.70%, 10/23/24		10,000	10,551,570
3.875%, 1/27/26		115	122,093
4.00%, 7/23/25		274	294,648
5.45%, 1/09/17		195	197,142
5.50%, 7/24/20-7/28/21		405	456,045
Murray Street Investment Trust I 4.647%, 3/09/17		765	772,734
National City Bank/Cleveland OH 5.80%, 6/07/17		4,125	4,241,102
Nationwide Building Society 4.00%, 9/14/26(a)		11,023	11,016,948
Nordea Bank AB 4.875%, 5/13/21(a)		12,895	14,361,497
Northgroup Preferred Capital Corp. 6.378%, 10/15/17(a)(e)		110	111,100
People’s United Bank NA 4.00%, 7/15/24		300	306,322
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		50	55,545
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(e)		4,630	4,632,037
Santander Holdings USA, Inc. 2.65%, 4/17/20		260	261,563
Santander Issuances SAU 5.179%, 11/19/25		11,200	11,411,109
Santander UK Group Holdings PLC 2.875%, 8/05/21		14,245	14,266,510
Santander UK PLC 2.375%, 3/16/20		250	252,301
Societe Generale SA 4.25%, 8/19/26(a)		3,611	3,591,703

AB GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 4.30%, 2/19/27(a)	U.S.$	5,431	$5,405,181
6.409%, 1/30/17(a)(b)(e)		8,400	8,148,000
SunTrust Bank/Atlanta GA 7.25%, 3/15/18		250	269,520
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,071,968
Synchrony Financial 2.70%, 2/03/20		260	263,259
4.50%, 7/23/25		200	211,350
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,276,715
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25-4/15/26(a)		6,417	6,735,629
Wells Fargo & Co. 4.10%, 6/03/26		500	530,472
Series G 4.30%, 7/22/27		250	269,435
Series M 3.45%, 2/13/23		205	211,394
Zions BanCorporation 4.50%, 6/13/23		26	27,173

			321,831,677

Brokerage – 0.0%
TD Ameritrade Holding Corp. 2.95%, 4/01/22		260	270,923

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		3,916	4,021,654
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		5,499	6,480,478
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		556	571,061
GE Capital International Funding Co. UnLtd. Co. 4.418%, 11/15/35		220	246,920
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,178,591
International Lease Finance Corp. 6.25%, 5/15/19		170	184,237

			13,682,941

Insurance – 0.8%
Aetna, Inc. 2.40%, 6/15/21		9,723	9,835,583
Allstate Corp. (The) 3.15%, 6/15/23		350	371,004
6.125%, 5/15/37		125	120,625

32	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

American International Group, Inc. 6.82%, 11/15/37	U.S.$	418	$540,087
Anthem, Inc. 3.30%, 1/15/23		15	15,720
3.50%, 8/15/24		250	263,211
Aon Corp. 8.205%, 1/01/27		155	204,600
Berkshire Hathaway, Inc. 1.125%, 3/16/27	EUR	100	114,798
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,205	2,251,548
Five Corners Funding Trust 4.419%, 11/15/23(a)		2,400	2,591,580
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		109	153,933
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		320	363,512
Humana, Inc. 7.20%, 6/15/18		15	16,416
Lincoln National Corp. 3.35%, 3/09/25		162	165,546
7.00%, 6/15/40		90	115,855
8.75%, 7/01/19		2,963	3,487,647
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5	7,868
MetLife Capital Trust IV 7.875%, 12/15/37(a)		107	134,242
MetLife, Inc. 3.048%, 12/15/22		295	307,214
4.75%, 2/08/21		2,840	3,179,261
Series D 4.368%, 9/15/23		485	537,467
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Series E 6.25%, 5/26/42(a)	EUR	2,700	3,737,124
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	6,961,064
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	251,637
Progressive Corp. (The) 6.70%, 6/15/37		255	245,437
Torchmark Corp. 9.25%, 6/15/19		3,400	4,041,373
UnitedHealth Group, Inc. 3.875%, 10/15/20		285	308,893

AB GLOBAL BOND FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XLIT Ltd. 5.50%, 3/31/45	U.S.$	5,340	$5,224,133
5.75%, 10/01/21		135	154,529
Series E 6.50%, 4/15/17(e)		94	70,487
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		500	504,725

			46,277,119

REITS – 0.2%
Alexandria Real Estate Equities, Inc. 4.30%, 1/15/26		75	80,880
Brixmor Operating Partnership LP 3.85%, 2/01/25		133	135,246
EPR Properties 7.75%, 7/15/20		3,569	4,166,065
Essex Portfolio LP 3.375%, 1/15/23		260	268,867
HCP, Inc. 6.70%, 1/30/18		35	37,341
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		1,838	1,904,677
Mid-America Apartments LP 3.75%, 6/15/24		100	104,312
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		215	221,244
Simon Property Group LP 2.20%, 2/01/19		298	303,750
Spirit Realty LP 4.45%, 9/15/26(a)		110	109,271
Ventas Realty LP 3.50%, 2/01/25		90	92,853
4.125%, 1/15/26		200	215,104
Ventas Realty LP/Ventas Capital Corp. 2.70%, 4/01/20		150	153,714
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 9/17/24(a)		200	210,224
Welltower, Inc. 4.00%, 6/01/25		168	178,143
4.25%, 4/01/26		155	167,343

			8,349,034

			390,411,694

Utility – 1.1%
Electric – 0.8%
Abu Dhabi National Energy Co. 3.625%, 6/22/21(a)		3,027	3,121,485
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		300	398,472

34	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CenterPoint Energy, Inc. 6.50%, 5/01/18	U.S.$	1,665	$1,778,213
Consolidated Edison, Inc. 2.00%, 5/15/21		165	166,621
Constellation Energy Group, Inc. 5.15%, 12/01/20		409	454,790
Dominion Resources, Inc./VA 2.962%, 7/01/19(g)		156	160,119
4.70%, 12/01/44		275	304,109
Duke Energy Corp. 2.10%, 6/15/18		395	399,541
Duke Energy Florida LLC 6.40%, 6/15/38		150	212,241
EDP Finance BV 4.125%, 1/15/20(a)		4,240	4,394,760
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24		100	106,175
Entergy Corp. 4.00%, 7/15/22		7,274	7,890,653
Exelon Corp. 3.95%, 6/15/25		8,089	8,724,933
5.10%, 6/15/45		150	174,032
5.625%, 6/15/35		55	65,718
Exelon Generation Co. LLC 2.95%, 1/15/20		137	141,204
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)		152	166,427
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,549,435
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	246,779
Pacific Gas & Electric Co. 4.50%, 12/15/41		510	579,826
PSEG Power LLC 3.00%, 6/15/21		265	272,668
Southern Co. (The) 1.85%, 7/01/19		260	262,045
Southern Power Co. 4.15%, 12/01/25		163	175,529
TECO Finance, Inc. 5.15%, 3/15/20		2,970	3,267,752
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		5,339	5,692,394
Union Electric Co. 6.70%, 2/01/19		2,019	2,260,749
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	37,785

			45,004,455

AB GLOBAL BOND FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.3%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21	U.S.$	1,460	$1,576,626
Centrica PLC 4.00%, 10/16/23(a)		270	285,563
NiSource Finance Corp. 6.80%, 1/15/19		7,815	8,702,206
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	7,131,286

			17,695,681

			62,700,136

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Bank Nederlandse Gemeenten NV Zero Coupon, 4/05/28	CAD	24,800	13,871,706

Total Corporates – Investment Grade (cost $1,145,686,140)			1,193,623,069

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.1%
Risk Share Floating Rate – 5.3%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.025% (LIBOR 1 Month + 4.50%), 4/25/26(h)(i)	U.S.$	13,608	13,692,921
Series 2016-1A, Class M2B 7.025% (LIBOR 1 Month + 6.50%), 4/25/26(h)(i)		24,392	24,605,931
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025% (LIBOR 1 Month + 2.50%), 7/25/25(h)(i)		2,785	2,791,477
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 3.925% (LIBOR 1 Month + 3.40%), 7/25/23(i)		5,415	5,513,018
Series 2013-DN1, Class M2 7.675% (LIBOR 1 Month + 7.15%), 7/25/23(i)		5,330	6,263,602
Series 2013-DN2, Class M1 1.975% (LIBOR 1 Month + 1.45%), 11/25/23(i)		4,709	4,727,122

36	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M2 4.775% (LIBOR 1 Month + 4.25%), 11/25/23(i)	U.S.$	5,910	$6,257,874
Series 2014-DN1, Class M1 1.525% (LIBOR 1 Month + 1.00%), 2/25/24(i)		1,116	1,117,743
Series 2014-DN1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 2/25/24(i)		7,270	7,482,125
Series 2014-DN1, Class M3 5.025% (LIBOR 1 Month + 4.50%), 2/25/24(i)		4,290	4,625,096
Series 2014-DN3, Class M3 4.525% (LIBOR 1 Month + 4.00%), 8/25/24(i)		14,195	14,855,581
Series 2014-HQ2, Class M1 1.975% (LIBOR 1 Month + 1.45%), 9/25/24(i)		4,238	4,257,674
Series 2014-HQ2, Class M3 4.275% (LIBOR 1 Month + 3.75%), 9/25/24(i)		1,595	1,651,660
Series 2014-HQ3, Class M3 5.275% (LIBOR 1 Month + 4.75%), 10/25/24(i)		6,500	6,945,920
Series 2015-DN1, Class M3 4.675% (LIBOR 1 Month + 4.15%), 1/25/25(i)		11,920	12,592,534
Series 2015-DNA2, Class M2 3.125% (LIBOR 1 Month + 2.60%), 12/25/27(i)		11,157	11,403,904
Series 2015-DNA3, Class M3 5.225% (LIBOR 1 Month + 4.70%), 4/25/28(i)		2,209	2,354,378
Series 2015-HQ1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 3/25/25(i)		7,220	7,308,114
Series 2015-HQ1, Class M3 4.325% (LIBOR 1 Month + 3.80%), 3/25/25(i)		2,555	2,686,308
Series 2015-HQA1, Class M2 3.175% (LIBOR 1 Month + 2.65%), 3/25/28(i)		11,000	11,255,167
Series 2015-HQA1, Class M3 5.225% (LIBOR 1 Month + 4.70%), 3/25/28(i)		2,080	2,205,497
Series 2015-HQA2, Class M2 3.325% (LIBOR 1 Month + 2.80%), 5/25/28(i)		10,894	11,237,578

AB GLOBAL BOND FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class M3 5.325% (LIBOR 1 Month + 4.80%), 5/25/28(i)	U.S.$	9,364	$10,008,867
Series 2016-DNA1, Class M2 3.425% (LIBOR 1 Month + 2.90%), 7/25/28(i)		3,076	3,173,462
Series 2016-DNA2, Class M3 5.175% (LIBOR 1 Month + 4.65%), 10/25/28(i)		2,907	3,053,903
Series 2016-DNA3, Class M2 2.525% (LIBOR 1 Month + 2.00%), 12/25/28(i)		2,395	2,434,927
Series 2016-DNA4, Class M2 1.824% (LIBOR 1 Month + 1.30%), 3/25/29(i)		2,130	2,130,417
Series 2016-HQA1, Class M3 6.875% (LIBOR 1 Month + 6.35%), 9/25/28(i)		4,984	5,592,971
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.775% (LIBOR 1 Month + 5.25%), 10/25/23(i)		1,500	1,660,797
Series 2014-C01, Class M2 4.925% (LIBOR 1 Month + 4.40%), 1/25/24(i)		2,563	2,745,987
Series 2014-C03, Class 1M1 1.725% (LIBOR 1 Month + 1.20%), 7/25/24(i)		1,271	1,274,007
Series 2014-C04, Class 1M1 2.475% (LIBOR 1 Month + 1.95%), 11/25/24(i)		2,990	3,006,179
Series 2014-C04, Class 1M2 5.425% (LIBOR 1 Month + 4.90%), 11/25/24(i)		12,425	13,449,568
Series 2015-C01, Class 2M2 5.075% (LIBOR 1 Month + 4.55%), 2/25/25(i)		5,947	6,200,633
Series 2015-C02, Class 2M2 4.525% (LIBOR 1 Month + 4.00%), 5/25/25(i)		7,045	7,317,186
Series 2015-C03, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(i)		2,956	2,962,394
Series 2015-C03, Class 1M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(i)		2,523	2,682,233

38	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(i)	U.S.$	5,925	$6,380,935
Series 2015-C04, Class 1M2 6.225% (LIBOR 1 Month + 5.70%), 4/25/28(i)		3,226	3,488,509
Series 2015-C04, Class 2M2 6.075% (LIBOR 1 Month + 5.55%), 4/25/28(i)		4,891	5,272,679
Series 2016-C01, Class 1M2 7.275% (LIBOR 1 Month + 6.75%), 8/25/28(i)		7,881	8,939,461
Series 2016-C01, Class 2M2 7.475% (LIBOR 1 Month + 6.95%), 8/25/28(i)		3,391	3,848,628
Series 2016-C02, Class 1M2 6.525% (LIBOR 1 Month + 6.00%), 9/25/28(i)		10,558	11,668,065
Series 2016-C03, Class 1M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/28(i)		4,369	4,430,051
Series 2016-C03, Class 2M1 2.725% (LIBOR 1 Month + 2.20%), 10/25/28(i)		9,419	9,548,394
Series 2016-C04, Class 1M2 4.775% (LIBOR 1 Month + 4.25%), 1/25/29(i)		5,061	5,179,690
Series 2016-C05, Class 2M2 4.975% (LIBOR 1 Month + 4.45%), 1/25/29(i)		14,307	14,804,126
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.025% (LIBOR 1 Month + 5.50%), 10/25/25(a)(i)		5,419	5,283,846

			312,369,139

Non-Agency Fixed Rate – 0.7%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		335	293,952
Series 2006-19CB, Class A24 6.00%, 8/25/36		215	188,191
Series 2006-24CB, Class A15 5.75%, 6/25/36		2,975	2,515,298
Series 2006-26CB, Class A6 6.25%, 9/25/36		224	173,282
Series 2006-26CB, Class A8 6.25%, 9/25/36		835	647,315

AB GLOBAL BOND FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-41CB, Class 2A13 5.75%, 1/25/37	U.S.$	2,456	$1,977,137
Series 2006-J1, Class 1A11 5.50%, 2/25/36		2,035	1,730,670
Series 2007-13, Class A2 6.00%, 6/25/47		3,766	3,068,710
Series 2007-15CB, Class A19 5.75%, 7/25/37		623	545,002
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.936%, 4/26/37(a)		1,932	1,542,670
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		2,804	2,141,142
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		5,211	4,838,467
Series 2007-AR4, Class 1A1A 5.257%, 3/25/37		716	636,802
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		1,643	1,433,903
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		2,288	1,947,247
Series 2007-16, Class A1 6.50%, 10/25/37		2,340	2,055,027
Series 2007-HY4, Class 1A1 3.027%, 9/25/47		1,133	1,003,269
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		420	297,269
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		2,158	2,116,273
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,722	1,472,263
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.77%, 9/25/36		1,462	1,181,217
JP Morgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		895	735,997
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,259	1,126,368

40	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35	U.S.$	1,960	$1,862,735
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.944%, 12/28/37		5,324	4,874,068
Series 2007-AR8, Class A1 3.019%, 11/25/37		2,137	1,896,738

			42,301,012

Agency Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 3969, Class AS 6.026% (6.55% – LIBOR 1 Month), 10/15/33(i)(j)		18,261	3,492,072
Federal National Mortgage Association REMICs Series 2013-130, Class SN 6.125% (6.65% – LIBOR 1 Month), 10/25/42(i)(j)		7,064	1,378,382

			4,870,454

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.775% (LIBOR 1 Month + 0.25%), 4/25/37(i)		1,275	582,508
Residential Accredit Loans, Inc. Trust Series 2006-QO6, Class A2 0.755% (LIBOR 1 Month + 0.23%), 6/25/46(i)		1,687	748,729

			1,331,237

Total Collateralized Mortgage Obligations (cost $350,457,128)			360,871,842

GOVERNMENTS – SOVEREIGN AGENCIES – 4.9%
Brazil – 0.2%
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	2,325	2,413,985
8.75%, 5/23/26	U.S.$	6,843	7,561,515

			9,975,500

Canada – 3.6%
Canada Housing Trust No. 1 1.70%, 12/15/17(a)	CAD	20,040	15,474,158
2.55%, 3/15/25(a)		48,135	40,038,326

AB GLOBAL BOND FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.80%, 6/15/21(a)	CAD	183,235	$157,564,362

			213,076,846

Colombia – 0.2%
Ecopetrol SA 5.875%, 9/18/23-5/28/45	U.S.$	3,395	3,144,909
7.375%, 9/18/43		2,700	2,841,750
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,251,730

			9,238,389

Germany – 0.8%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	10,800	12,498,329
3.00%, 8/03/18(a)		3,500	4,180,643
3.375%, 6/17/21		1,500	1,983,611
Kreditanstalt fuer Wiederaufbau 3.875%, 1/21/19		22,100	27,341,806
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	5	5,069

			46,009,458

Morocco – 0.0%
OCP SA 5.625%, 4/25/24(a)		1,784	1,937,602

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 6.10%, 6/10/23		4,150	4,349,711
6.125%, 12/15/22		4,393	4,654,884

			9,004,595

Total Governments – Sovereign Agencies (cost $298,319,853)			289,242,390

INFLATION-LINKED SECURITIES – 4.7%
United States – 4.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		81,214	82,596,931
0.375%, 7/15/25 (TIPS)		56,670	58,525,201
1.125%, 1/15/21 (TIPS)		65,648	69,866,009
1.25%, 7/15/20 (TIPS)		65,241	69,709,740

Total Inflation-Linked Securities (cost $280,107,912)			280,697,881

CORPORATES – NON-INVESTMENT GRADE – 4.7%
Industrial – 3.5%
Basic – 0.0%
Novelis Corp. 6.25%, 8/15/24(a)		200	212,250

42	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.625%, 5/15/23(a)	U.S.$	5,849	$5,878,245
Herc Rentals, Inc. 7.75%, 6/01/24(a)		7,685	7,896,337
Loxam SAS 7.00%, 7/23/22(a)	EUR	1,434	1,737,673
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	U.S.$	2,498	2,576,063
Sealed Air Corp. 4.875%, 12/01/22(a)		1,538	1,614,900
5.125%, 12/01/24(a)		1,539	1,625,569
5.25%, 4/01/23(a)		2,979	3,172,635
SPX FLOW, Inc. 5.625%, 8/15/24(a)		73	74,095
5.875%, 8/15/26(a)		3,739	3,781,064

			28,356,581

Communications - Media – 0.3%
CSC Holdings LLC 5.50%, 4/15/27(a)		1,517	1,551,132
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		105	108,413
TEGNA, Inc. 4.875%, 9/15/21(a)		2,100	2,184,000
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,686,995
6.00%, 4/15/21(a)	GBP	794	1,065,718
Ziggo Secured Finance BV 5.50%, 1/15/27(a)	U.S.$	8,595	8,584,256

			16,180,514

Communications - Telecommunications – 0.5%
CenturyLink, Inc. Series S 6.45%, 6/15/21		3,975	4,258,219
Series Y 7.50%, 4/01/24		3,600	3,843,000
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		1,188	1,231,065
SFR Group SA 7.375%, 5/01/26(a)		7,208	7,367,946
T-Mobile USA, Inc. 6.50%, 1/15/26		2,422	2,679,337

AB GLOBAL BOND FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wind Acquisition Finance SA 4.75%, 7/15/20(a)	U.S.$	4,645	$4,679,837
Zayo Group LLC/Zayo Capital, Inc. 6.375%, 5/15/25		6,397	6,780,820

			30,840,224

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		1,519	1,520,899
Allison Transmission, Inc. 5.00%, 10/01/24(a)		2,406	2,466,150
Dana Financing Luxembourg Sarl 6.50%, 6/01/26(a)		110	115,280
LKQ Italia Bondco SpA 3.875%, 4/01/24(a)	EUR	1,540	1,842,406
ZF North America Capital, Inc. 4.00%, 4/29/20(a)	U.S.$	3,225	3,410,438

			9,355,173

Consumer Cyclical - Other – 0.3%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(a)	EUR	2,072	2,417,775
International Game Technology PLC 4.75%, 2/15/23(a)		4,080	4,928,159
6.50%, 2/15/25(a)	U.S.$	3,090	3,329,475
PulteGroup, Inc. 5.00%, 1/15/27		8,375	8,411,850
6.375%, 5/15/33		26	27,083
7.875%, 6/15/32		11	12,705

			19,127,047

Consumer Cyclical - Restaurants – 0.0%
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)	GBP	101	127,474
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)		1,822	2,414,721

			2,542,195

Consumer Cyclical - Retailers – 0.1%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	2,452	2,894,243
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25	U.S.$	3,798	4,087,597

			6,981,840

Consumer Non-Cyclical – 0.5%
Boparan Finance PLC 4.375%, 7/15/21(a)	EUR	985	1,030,539
5.50%, 7/15/21(a)	GBP	3,500	4,184,944

44	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	100	$92,250
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		4,459	4,057,690
LifePoint Health, Inc. 5.875%, 12/01/23		89	92,338
Smithfield Foods, Inc. 5.875%, 8/01/21(a)		6,091	6,365,095
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	2,410	2,864,295
Tenet Healthcare Corp. 4.375%, 10/01/21	U.S.$	110	109,450
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)	EUR	4,350	3,860,392
5.875%, 5/15/23(a)	U.S.$	6,455	5,575,506
6.125%, 4/15/25(a)		2,532	2,180,685
6.75%, 8/15/18(a)		50	50,250

			30,463,434

Energy – 0.7%
California Resources Corp. 5.50%, 9/15/21		363	192,390
8.00%, 12/15/22(a)		972	646,380
Cenovus Energy, Inc. 3.00%, 8/15/22		497	472,589
5.70%, 10/15/19		2,684	2,881,065
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(a)		3,471	3,748,680
Continental Resources, Inc./OK 5.00%, 9/15/22		1,962	1,957,095
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		2,055	1,426,039
Golden Energy Offshore Services AS 5.00%, 12/31/17(h)	NOK	30,898	1,043,517
Noble Holding International Ltd. 3.95%, 3/15/22	U.S.$	4,041	3,010,545
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		7,532	7,720,300
SandRidge Energy, Inc. 7.50%, 2/15/23(k)(l)		1,894	108,905
SM Energy Co. 5.00%, 1/15/24		1,715	1,612,100
6.50%, 1/01/23		305	308,050
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	5,037,500
Southwestern Energy Co. 4.10%, 3/15/22		2,130	1,932,975

AB GLOBAL BOND FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transocean, Inc. 9.00%, 7/15/23(a)	U.S.$	8,425	$8,161,719
Weatherford International Ltd. 4.50%, 4/15/22		523	441,935

			40,701,784

Technology – 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)		4,365	4,800,836

Transportation - Airlines – 0.1%
Air Canada 7.625%, 10/01/19(a)	CAD	5,000	3,956,439

Transportation - Services – 0.2%
Europcar Groupe SA 5.75%, 6/15/22(a)(b)	EUR	3,715	4,267,143
Hertz Corp. (The) 5.50%, 10/15/24(a)	U.S.$	5,860	5,838,025
6.75%, 4/15/19		4,843	4,952,525

			15,057,693

			208,576,010

Financial Institutions – 1.1%
Banking – 0.8%
Ally Financial, Inc. 2.75%, 1/30/17		149	149,279
Bank of America Corp. Series DD 6.30%, 3/10/26(e)		250	271,563
Barclays Bank PLC 6.86%, 6/15/32(a)(e)		1,118	1,292,408
7.434%, 12/15/17(a)(e)		180	185,543
7.625%, 11/21/22		1,281	1,421,910
7.75%, 4/10/23		3,360	3,519,600
Citigroup, Inc. Series P 5.95%, 5/15/25(e)		4,225	4,298,938
Countrywide Capital III Series B 8.05%, 6/15/27		1,037	1,316,319
Credit Agricole SA 6.637%, 5/31/17(a)(e)		190	189,525
8.125%, 12/23/25(a)(e)		3,495	3,717,806
8.375%, 10/13/19(a)(e)		175	197,456
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		8,032	7,329,730
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(e)		129	143,722
7.50%, 6/27/24(e)		2,630	2,716,001

46	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 8.625%, 8/15/21(e)	U.S.$	8,649	$8,465,209
Series U 7.64%, 9/30/17(e)		4,400	4,268,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		917	945,656
Societe Generale SA 5.922%, 4/05/17(a)(e)		4,800	4,842,960
8.00%, 9/29/25(a)(e)		5,311	5,284,445

			50,556,070

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		8,420	8,483,150
8.00%, 3/25/20		410	439,725

			8,922,875

Other Finance – 0.0%
iPayment, Inc. 9.50%, 12/15/19(h)		2,369	2,377,942

REITS – 0.1%
VEREIT Operating Partnership LP 4.125%, 6/01/21		5,126	5,292,595

			67,149,482

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		63	63,788
5.25%, 8/01/23(a)		3,890	3,977,525

			4,041,313

Total Corporates – Non-Investment Grade (cost $281,213,418)			279,766,805

EMERGING MARKETS – TREASURIES – 3.3%
Brazil – 2.9%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50-5/15/55	BRL	13,372	12,465,753
Series F 10.00%, 1/01/17-1/01/27		566,759	160,276,094

			172,741,847

Turkey – 0.4%
Turkey Government Bond 8.00%, 3/12/25	TRY	30,465	9,297,418

AB GLOBAL BOND FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

9.40%, 7/08/20	TRY	35,600	$12,023,927

			21,321,345

Total Emerging Markets – Treasuries (cost $178,635,954)			194,063,192

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.4%
Non-Agency Fixed Rate CMBS – 1.4%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	1,354	1,353,721
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		8,400	8,701,873
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.26%, 11/10/46(a)		2,783	2,529,474
Series 2014-GC21, Class D 4.996%, 5/10/47(a)		425	354,529
Series 2014-GC23, Class D 4.657%, 7/10/47(a)		2,196	1,868,508
Commercial Mortgage Trust Series 2007-GG9, Class A4 5.444%, 3/10/39		3,983	3,989,290
Series 2007-GG9, Class AM 5.475%, 3/10/39		3,619	3,649,319
Series 2013-CR6, Class A2 2.122%, 3/10/46		80	80,431
Series 2013-CR6, Class D 4.31%, 3/10/46(a)		7,385	6,567,705
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		3,231	3,229,800
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.881%, 6/15/39		5,254	5,287,485
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		2,075	2,106,345
Series 2011-GC5, Class D 5.558%, 8/10/44(a)		1,000	1,010,963
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,960,605
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		3,140	3,149,689

48	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-LDPX, Class A1A 5.439%, 1/15/49	U.S.$	69	$69,148
Series 2011-C5, Class D 5.562%, 8/15/46(a)		2,000	2,065,410
Series 2012-CBX, Class E 5.39%, 6/15/45(a)		4,544	4,622,743
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.819%, 11/15/48		3,145	2,995,118
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,757	3,817,180
Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)		11,986	11,872,790
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		4,479	4,479,885
Series 2007-9, Class A4 5.70%, 9/12/49		57	58,540
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		15	15,829
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.031%, 8/15/45(a)		1,600	1,552,500
Series 2013-C14, Class A5 3.337%, 6/15/46		40	42,586
Series 2013-C18, Class D 4.821%, 12/15/46(a)		3,000	2,871,136

			83,302,602

Non-Agency Floating Rate CMBS – 0.8%
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E 4.874% (LIBOR 1 Month + 4.35%), 7/15/27(a)(i)		2,315	2,160,518
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.675% (LIBOR 1 Month + 1.15%), 6/15/34(a)(i)		2,912	2,913,435
Great Wolf Trust Series 2015-WOLF, Class A 1.974% (LIBOR 1 Month + 1.45%), 5/15/34(a)(i)		9,773	9,772,103

AB GLOBAL BOND FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

H/2 Asset Funding NRE Series 2015-1A 1.837% (LIBOR 1 Month + 1.65%), 6/24/49(h)(i)	U.S.$	8,171	$8,089,132
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSD 4.181% (LIBOR 1 Month + 3.66%), 8/15/26(a)(i)		6,800	6,519,843
Series 2015-XLF2, Class SNMD 2.259% (LIBOR 1 Month + 1.73%), 11/15/26(h)(i)		5,700	5,187,829
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.58% (LIBOR 1 Month + 1.05%), 4/15/32(a)(i)		1,750	1,731,796
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(i)		15,265	15,106,718

			51,481,374

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,273	10,993,164

Total Commercial Mortgage-Backed Securities (cost $144,780,642)			145,777,140

COVERED BONDS – 1.9%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	2,500	2,948,709
Bank of Nova Scotia (The) 0.75%, 9/17/21(a)		9,465	11,109,865
BPCE SFH SA 1.00%, 2/24/25(a)		8,800	10,712,786
CaixaBank SA Series 27 0.00% (EURIBOR 3 Month + 0.08%), 1/09/18(i)		2,600	2,921,832
Danske Bank A/S 1.25%, 6/11/21		9,195	11,027,189
4.125%, 11/26/19		2,350	3,004,977
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	10,132,948
National Bank of Canada 1.50%, 3/25/21(a)		7,599	9,172,157

50	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Building Society 4.625%, 2/08/21(a)	EUR	4,879	$6,612,905
Royal Bank of Canada 1.625%, 8/04/20(a)		8,910	10,712,785
Santander UK PLC 1.625%, 11/26/20(a)		8,950	10,788,154
4.25%, 4/12/21(a)		8,100	10,896,350
Societe Generale SFH SA 1.00%, 12/19/17		100	114,113
Swedbank Hypotek AB 1.125%, 5/21/21		9,200	10,986,926

Total Covered Bonds (cost $107,344,084)			111,141,696

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 1.5%
Canada – 1.5%
Province of Ontario Canada 2.40%, 6/02/26	CAD	14,705	11,770,277
2.60%, 6/02/25		41,498	33,868,023
Province of Quebec Canada 2.75%, 9/01/25		51,720	42,574,436

Total Local Governments – Provincial Bonds (cost $83,577,233)			88,212,736

MORTGAGE PASS-THROUGHS – 1.4%
Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association 3.50%, 7/01/43	U.S.$	129	138,237
3.50%, 11/01/46, TBA		19,725	20,792,154
5.00%, 12/01/39		29	32,316
5.50%, 9/01/36-5/01/38		3,798	4,325,088
Series 2005 5.50%, 2/01/35		28	31,799
Series 2007 5.50%, 9/01/36-8/01/37		35	39,708
Series 2008 5.50%, 3/01/37		9	10,168
Government National Mortgage Association 3.50%, 11/01/46, TBA		39,800	42,231,533

			67,601,003

AB GLOBAL BOND FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Agency Fixed Rate Programs – 0.3%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	15,582	$14,739,049

Total Mortgage Pass-Throughs (cost $81,016,214)			82,340,052

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
China – 0.2%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)	U.S.$	8,049	8,885,243

Indonesia – 0.2%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	8,840,000
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,312,691

			13,152,691

Mexico – 0.6%
Petroleos Mexicanos 4.625%, 9/21/23(a)		23,385	23,417,739
4.875%, 1/18/24		8,000	8,100,000
5.625%, 1/23/46		4,066	3,546,772

			35,064,511

Total Quasi-Sovereigns (cost $55,251,932)			57,102,445

WHOLE LOAN TRUSTS – 0.6%
Performing Asset – 0.6%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(m)(n)		1,157	1,157,017
16.00%, 1/01/21(m)(n)	MXN	83,500	4,306,399
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(m)(n)		24,133	1,244,603
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(m)(n)	U.S.$	318	318,468
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(m)(n)		812	812,297
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(m)(n)		369	369,356
Deutsche Bank Mexico SA 8.00%, 10/31/34(f)(m)(n)	MXN	43,505	1,569,480
8.00%, 10/31/34(m)(n)		58,173	2,098,650
Flexpath Wh I LLC Series B 11.00%, 4/01/21(m)(n)	U.S.$	2,806	2,557,790

52	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series B2 11.00%, 1/01/22(m)(n)	U.S.$	3,593	$3,482,809
Recife Funding Zero Coupon, 11/05/29(m)(n)		5,532	5,635,882
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(m)(n)		6,589	6,355,320
Sheridan Consumer Finance Trust 10.86%, 3/01/21(m)(n)		8,643	8,179,096

Total Whole Loan Trusts (cost $41,657,163)			38,087,167

EMERGING MARKETS – SOVEREIGNS – 0.4%
Angola – 0.1%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(a)		8,494	8,578,688

Argentina – 0.3%
Argentine Republic Government International Bond 6.25%, 4/22/19(a)		5,172	5,474,562
6.875%, 4/22/21(a)		11,960	13,024,440

			18,499,002

Total Emerging Markets – Sovereigns (cost $26,703,080)			27,077,690

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.2%
Atlas 2014-1 Limited Series 2014-1 6.875%, 12/15/39		2,375	2,345,411
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		3,648	3,699,266
Series 2014-2A, Class C 3.869%, 10/15/49(a)		3,008	3,102,421
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		5,901	5,996,492

			15,143,590

Other ABS - Floating Rate – 0.1%
OZLM VII Ltd. Series 2014-7A, Class C 4.279% (LIBOR 3 Month + 3.60%), 7/17/26(a)(i)		2,655	2,552,058

AB GLOBAL BOND FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Voya CLO Ltd. Series 2016-1A, Class D 7.246% (LIBOR 3 Month + 6.55%), 1/20/27(a)(i)	U.S.$	3,500	$3,375,564

			5,927,622

Autos - Fixed Rate – 0.1%
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		5,067	4,973,731
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		30	30,006

			5,003,737

Credit Cards - Fixed Rate – 0.0%
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		30	30,163

Total Asset-Backed Securities (cost $25,826,187)			26,105,112

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Basic – 0.0%
Elementia SAB de CV 5.50%, 1/15/25(a)		1,972	2,011,440

Capital Goods – 0.2%
Cemex SAB de CV 7.25%, 1/15/21(a)		2,314	2,478,294
Ferreycorp SAA 4.875%, 4/26/20(a)		486	489,600
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		2,075	2,199,500
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	974,443
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		8,945	3,220,200
5.25%, 6/27/29(a)		2,996	1,078,560
7.125%, 6/26/42(a)		3,863	1,525,885
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		1,416	1,486,800

			13,453,282

Consumer Cyclical - Retailers – 0.1%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		6,500	6,812,000

54	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(a)	U.S.$	2,035	$2,001,931
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(k)(l)		4,300	279,500

			2,281,431

Total Emerging Markets – Corporate Bonds (cost $34,718,445)			24,558,153

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40		30	47,482
7.95%, 3/01/36		10,685	12,770,819
State of Illinois Series 2010 7.35%, 7/01/35		4,440	4,999,884
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	4,338,876

Total Local Governments – Municipal Bonds (cost $18,732,621)			22,157,061

BANK LOANS – 0.3%
Industrial – 0.3%
Basic – 0.0%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75% (LIBOR 3 Month + 2.75%), 6/30/19+		1,146	1,144,286

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 3.50% (LIBOR 3 Month + 2.75%), 8/13/21+		773	777,815
Harbor Freight Tools USA, Inc. 4.00% (LIBOR 3 Month + 3.25%), 8/18/23+		859	862,668

			1,640,483

Energy – 0.3%
California Resources Corporation 11.38% (LIBOR 3 Month + 10.38%), 12/31/21+		9,558	10,030,480

AB GLOBAL BOND FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chesapeake Energy Corporation 8.50% (LIBOR 3 Month + 7.50%), 8/23/21+	U.S.$	4,490	$4,709,823

			14,740,303

Other Industrial – 0.0%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20+		1,601	1,548,484

Technology – 0.0%
Avaya Inc. 5.24% (LIBOR 3 Month + 4.50%), 10/26/17+		103	80,917

Total Bank Loans (cost $18,476,379)			19,154,473

		Shares
COMMON STOCKS – 0.3%
Financials – 0.3%
Diversified Financial Services – 0.0%
iPayment, Inc.(k)(m)(n)		136,431	450,222

Insurance – 0.3%
Mt. Logan Re Ltd. (Preference Shares)(k)(o)(p)		15,480	16,079,759

Total Common Stocks (cost $15,821,077)			16,529,981

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)	US.$	8,026	8,286,845
Provincia de Cordoba 7.125%, 6/10/21(a)		2,299	2,413,950

Total Local Governments – Regional Bonds (cost $10,458,521)			10,700,795

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%		227,075	6,165,086

56	• AB GLOBAL BOND FUND

Portfolio of Investments

		Shares	U.S. $ Value

Real Estate – 0.0%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Welltower, Inc. 6.50%(e)		5,625	$146,250

Total Preferred Stocks (cost $5,807,937)			6,311,336

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
OCL Opportunities Fund II(k)(m)(n)(q) (cost $1,305,477)		10,047	1,715,208

		Principal Amount (000)
AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	95	137,163
6.625%, 11/15/30		150	228,093
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	214,793

Total Agencies (cost $516,079)			580,049

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
MXN/CAD Expiration: Nov 2016, Exercise Price: MXN 14.00(k)(r) (premiums paid $1,256,163)		2,054,500,000	341,079

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(k)		27	0
Flexpath Capital, Inc., expiring 4/15/31(k)		42,267	0	^

Total Warrants (cost $0)			0

AB GLOBAL BOND FUND •	57

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Governments – Treasuries – 2.3%
Japan – 2.3%
Japan Treasury Bills Series 624 Zero Coupon, 11/07/16	JPY	11,460,000		$113,036,476
Series 628 Zero Coupon, 11/21/16		2,700,000		26,634,240

Total Governments – Treasuries (cost $139,444,315)				139,670,716

Time Deposits – 0.1%
BBH, Grand Cayman 0.95%, 10/03/16	NZD	0	*	3
BNP Paribas, Paris (0.551)%, 10/03/16	EUR	593		666,603
Deutsche Bank, Grand Cayman 0.15%, 10/03/16	U.S.$	5,968		5,967,957

Total Time Deposits (cost $6,634,682)				6,634,563

		Shares
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.28%(s)(t) (cost $4,484,289)		4,484,289		4,484,289

Total Short-Term Investments (cost $150,563,286)				150,789,568

Total Investments – 101.4% (cost $5,840,361,243)				6,033,174,924
Other assets less liabilities – (1.4)%				(84,313,139)

Net Assets – 100.0%				$5,948,861,785

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	195	December 2016	$33,329,281	$32,790,469	$(538,812)
U.S. T-Note 10 Yr (CBT) Futures	40	December 2016	5,216,867	5,245,000	28,133

58	• AB GLOBAL BOND FUND

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
U.S. Ultra Bond (CBT) Futures	495	December 2016	$92,720,016	$91,018,125	$(1,701,891)
UK Long Gilt Bond Futures	181	December 2016	30,808,085	30,557,060	(251,025)

Sold Contracts
Cananda 10 Yr Bond Futures	1,526	December 2016	170,576,546	170,890,598	(314,052)
Euro Buxl 30 Yr Bond Futures	244	December 2016	52,177,180	52,676,037	(498,857)
Euro-BOBL Futures	665	December 2016	98,506,099	98,674,894	(168,795)
Euro-Bund Futures	300	December 2016	55,591,849	55,841,727	(249,878)
Euro-Schatz Futures	827	December 2016	104,114,199	104,174,585	(60,386)
Japan 10 Yr Bond (OSE) Futures	107	December 2016	159,925,251	160,745,329	(820,078)
U.S. T-Note 10 Yr (CBT) Futures	1,293	December 2016	168,644,125	169,544,625	(900,500)
U.S. T-Note 5 Yr (CBT) Futures	2,997	December 2016	363,662,695	364,182,328	(519,633)
U.S. Ultra Bond (CBT) Futures	463	December 2016	44,769,563	44,976,750	(207,187)

					$(6,202,961)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	JPY	609,177	USD	6,080	10/21/16	$68,299
Australia and New Zealand Banking Group Ltd.	JPY	5,373,164	USD	52,920	10/21/16	(104,908)
Australia and New Zealand Banking Group Ltd.	USD	101,929	AUD	133,842	10/28/16	448,914
Australia and New Zealand Banking Group Ltd.	SGD	260,949	USD	191,681	12/14/16	266,444
Australia and New Zealand Banking Group Ltd.	USD	37,741	INR	2,554,702	12/15/16	215,888
Bank of America, NA	EUR	943,904	USD	1,047,823	10/06/16	(12,608,539)
Bank of America, NA	USD	10,069	RUB	654,866	10/13/16	335,867
Barclays Bank PLC	TWD	1,715,718	USD	54,329	10/06/16	(436,896)
Barclays Bank PLC	USD	12,103	MXN	236,393	11/22/16	19,509
BNP Paribas SA	USD	59,655	JPY	5,977,786	10/21/16	(663,715)

AB GLOBAL BOND FUND •	59

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	169,255	USD	130,464	10/28/16	$997,582
BNP Paribas SA	JPY	11,465,936	USD	113,544	11/07/16	310,254
BNP Paribas SA	CAD	80,713	MXN	1,163,789	11/23/16	(1,872,566)
BNP Paribas SA	USD	367	ARS	6,378	1/26/17	25,983
BNP Paribas SA	USD	367	ARS	6,414	1/31/17	27,337
BNP Paribas SA	USD	367	ARS	6,451	2/03/17	29,045
BNP Paribas SA	USD	1,475	ARS	25,996	2/13/17	111,897
BNP Paribas SA	USD	1,113	ARS	19,716	2/16/17	89,014
BNP Paribas SA	USD	742	ARS	13,206	2/17/17	62,746
BNP Paribas SA	USD	2,226	ARS	40,062	2/21/17	210,941
BNP Paribas SA	USD	371	ARS	6,751	2/23/17	39,298
BNP Paribas SA	USD	707	ARS	12,942	2/24/17	78,864
BNP Paribas SA	USD	386	ARS	7,171	2/27/17	49,428
BNP Paribas SA	USD	202	ARS	3,793	2/28/17	27,673
BNP Paribas SA	USD	202	ARS	3,844	3/01/17	30,634
BNP Paribas SA	USD	223	ARS	4,342	3/02/17	40,348
BNP Paribas SA	USD	2,917	ARS	52,896	7/05/17	125,587
Brown Brothers Harriman & Co.	USD	7,147	EUR	6,348	10/06/16	(15,407)
Citibank, NA	EUR	32,311	USD	35,909	10/06/16	(390,295)
Citibank, NA	JPY	2,698,941	USD	26,319	10/21/16	(315,075)
Citibank, NA	USD	25,885	AUD	34,315	10/28/16	362,468
Citibank, NA	CAD	19,955	USD	15,115	11/10/16	(99,662)
Citibank, NA	GBP	9,357	USD	12,146	11/16/16	7,844
Credit Suisse International	EUR	1,579	SEK	15,033	10/06/16	(22,257)
Credit Suisse International	EUR	49,545	SEK	469,770	10/06/16	(896,295)
Credit Suisse International	JPY	1,500,000	USD	14,975	10/21/16	172,046
Goldman Sachs Bank USA	BRL	8,982	USD	29,160	10/03/16	15,881
Goldman Sachs Bank USA	BRL	443,778	USD	136,707	10/04/16	250,113
Goldman Sachs Bank USA	USD	137,053	BRL	443,778	10/04/16	(596,313)
Goldman Sachs Bank USA	RUB	2,302,752	USD	35,571	10/13/16	(1,018,316)
Goldman Sachs Bank USA	JPY	27,622,755	USD	273,367	10/21/16	773,039
Goldman Sachs Bank USA	BRL	443,778	USD	135,930	11/03/16	671,168
Goldman Sachs Bank USA	USD	8,904	BRL	29,160	11/03/16	(16,147)
Goldman Sachs Bank USA	GBP	239,703	USD	311,441	11/16/16	487,151
Goldman Sachs Bank USA	MXN	1,768,756	USD	89,657	11/22/16	(1,043,252)
Goldman Sachs Bank USA	SEK	203,418	USD	23,923	12/07/16	133,625
Goldman Sachs Bank USA	USD	14,590	SEK	122,527	12/07/16	(260,561)

60	• AB GLOBAL BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	BRL	50,000	USD	10,873	1/04/17	$(4,081,752)
HSBC Bank USA	EUR	53,428	USD	60,234	10/06/16	209,928
HSBC Bank USA	EUR	104,359	USD	114,893	10/26/16	(2,460,985)
JPMorgan Chase Bank, NA	USD	5,165	CAD	6,789	11/10/16	11,227
JPMorgan Chase Bank, NA	USD	73,128	MXN	1,460,937	11/22/16	1,787,762
JPMorgan Chase Bank, NA	MXN	1,163,785	CAD	80,713	11/23/16	1,872,738
Morgan Stanley Capital Services LLC	USD	13,495	GBP	10,308	11/16/16	(122,742)
Royal Bank of Scotland PLC	USD	24,051	RUB	1,555,707	10/13/16	668,084
Standard Chartered Bank	BRL	443,778	USD	134,078	10/04/16	(2,378,824)
Standard Chartered Bank	USD	136,707	BRL	443,778	10/04/16	(250,113)
Standard Chartered Bank	USD	54,774	TWD	1,725,587	10/06/16	307,592
Standard Chartered Bank	CAD	733,556	USD	571,395	11/10/16	12,102,458
Standard Chartered Bank	CHF	25,525	USD	26,140	11/22/16	(210,701)
Standard Chartered Bank	USD	7,398	TRY	22,300	11/28/16	(52,084)

						$(6,472,729)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Month	Contracts (000)	Premiums Received	U.S. $ Value
Call-BRL vs. USD	BRL 3.46	October 2016	198,507	$412,987	$(47,793)
Call-MXN vs. CAD	MXN 14.95	November 2016	2,193,913	1,224,192	(1,995,706)

				$1,637,179	$(2,043,499)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
iTraxx Europe Crossover Series 26, 5 Year Index, 12/20/21*	(5.00)%	3.30%	EUR	30,850	$(2,751,473)	$(202,397)

AB GLOBAL BOND FUND •	61

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	3.77%	$	5,430	$284,182	$42,028
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.77		116,310	6,087,136	661,753

					$3,619,845	$501,384

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME)	GBP	164,000	5/21/18	6 Month LIBOR	0.78%	$1,119,914
Citigroup Global Markets, Inc./(CME)	$	339,200	8/08/18	1.56%	3 Month LIBOR	(3,797,265)
Citigroup Global Markets, Inc./(CME)	GBP	164,000	2/20/19	0.88%	6 Month LIBOR	(1,950,685)
Citigroup Global Markets, Inc./(CME)	$	1,000	3/17/21	3 Month LIBOR	1.40%	11,422
Citigroup Global Markets, Inc./(CME)		145,430	8/08/23	3 Month LIBOR	2.82%	15,228,000
Citigroup Global Markets, Inc./(CME)		58,500	11/09/25	2.13%	3 Month LIBOR	(4,064,896)
Citigroup Global Markets, Inc./(LCH)		75,000	12/23/23	2.99%	3 Month LIBOR	(9,414,144)
Citigroup Global Markets, Inc./(LCH)		38,000	1/13/24	3.07%	3 Month LIBOR	(4,912,949)
Morgan Stanley & Co. LLC/(CME)		150	5/05/45	3 Month LIBOR	2.57%	29,505
Morgan Stanley & Co. LLC/(CME)		100	7/16/45	3 Month LIBOR	3.02%	30,211

						$(7,720,887)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20	5.00%	4.93%	$950	$1,142	$31,233	$(30,091)

62	• AB GLOBAL BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00%	1.13%	$950	$132,751	$55,782	$76,969
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	5,029	(881,612)	(84,599)	(797,013)
Citibank, NA
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	4,994	(875,476)	(86,692)	(788,784)
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	2.83	950	(62,360)	(84,756)	22,396
Safeway, Inc., 7.250% 2/1/31, 6/20/20*	1.00	1.47	950	(18,239)	(61,794)	43,555
Staples, Inc., 2.750% 1/12/18, 6/20/20*	1.00	1.37	950	(14,987)	(30,133)	15,146
Weatherford International, LLC, 4.500%, 4/15/22, 6/20/20*	1.00	5.76	950	(155,104)	(65,649)	(89,455)
Credit Suisse International
Avon Products, Inc., 6.500% 3/1/19, 6/20/20*	1.00	4.33	950	(118,039)	(130,934)	12,895
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	6,500	(1,138,584)	81,526	(1,220,110)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	2,925	(261,447)	(179,968)	(81,479)
Freeport-Mcmoran, Inc., 3.550% 3/1/22, 6/20/20*	1.00	3.06	950	(74,607)	(53,659)	(20,948)
Teck Resources Ltd., 3.150% 1/15/17, 6/20/20*	1.00	2.33	950	(48,413)	(57,050)	8,637
Transocean, Inc., 7.375% 4/15/18, 6/20/20*	1.00	6.28	950	(170,609)	(159,820)	(10,789)
Deutsche Bank AG
CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	53	(4,737)	(3,962)	(775)

AB GLOBAL BOND FUND •	63

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	9.00%	$9,989	$(1,751,127)	$(184,146)	$(1,566,981)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	7,947	(710,329)	(564,141)	(146,188)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	5.00	9.00	9,988	(1,750,952)	(162,674)	(1,588,278)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	5,815	(519,764)	(369,481)	(150,283)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	1,260	(112,623)	(80,059)	(32,564)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	7,000	(625,683)	(496,267)	(129,416)

				$(9,160,799)	$(2,687,243)	$(6,473,556)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at September 30, 2016
Barclays Capital, Inc.†	USD	1,544	(2.00)%*	—	$1,543,228
Barclays Capital, Inc.†	USD	2,435	(2.00)%*	—	2,433,762
Credit Suisse Securities (USA) LLC†	EUR	3,952	(1.25)%*	—	4,436,361
HSBC Securities (USA) Inc.†	USD	7,945	1.40%	—	7,945,159
HSBC Securities (USA) Inc.†	USD	35,186	1.40%	—	35,190,164
HSBC Securities (USA) Inc.†	USD	35,403	1.40%	—	35,406,438
RBC Capital Markets†	USD	8,387	0.00%	—	8,386,605

					$95,341,717

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2016.

*	Interest payment due from counterparty.

64	• AB GLOBAL BOND FUND

Portfolio of Investments

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statement of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$12,363,595	$	– 0	–	$	– 0	–	$	– 0	–	$12,363,595
Corporates – Non-Investment Grade	4,436,361		– 0	–		– 0	–		– 0	–	4,436,361
Governments – Treasuries	78,541,761		– 0	–		– 0	–		– 0	–	78,541,761

Total	$95,341,717	$	– 0	–	$	– 0	–	$	– 0	–	$95,341,717

+	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2016.

^	Less than $0.50.

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $1,994,110,601 or 33.5% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Variable rate coupon, rate shown as of September 30, 2016.

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2016.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.98% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025%, 4/25/26	4/29/16	$24,392,497	$24,605,931	0.41%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.025%, 4/25/26	4/29/16	13,607,872	13,692,921	0.23%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025%, 7/25/25	7/27/15	2,784,515	2,791,477	0.05%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14	4,015,339	1,043,517	0.02%
H/2 Asset Funding NRE Series 2015-1A 2.10%, 6/24/49	6/19/15	8,170,840	8,089,132	0.14%

AB GLOBAL BOND FUND •	65

Portfolio of Investments

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 2.259%, 11/15/26	11/13/15	$5,176,023	$5,187,829	0.09%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/28/11	3,886,876	279,500	0.00%
iPayment, Inc. 9.50%, 12/15/19	12/29/14	2,365,002	2,377,942	0.04%

(i)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2016.

(j)	Inverse interest only security.

(k)	Non-income producing security.

(l)	Defaulted.

(m)	Illiquid security.

(n)	Fair valued by the Adviser.

(o)	Effective prepayment date of April 2017.

(p)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$15,480,000	$16,079,759	0.27%

(q)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities.

(r)	One contract relates to 1 share.

(s)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(t)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

66	• AB GLOBAL BOND FUND

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB GLOBAL BOND FUND •	67

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,835,876,954)	$6,028,690,635
Affiliated issuers (cost $4,484,289)	4,484,289
Cash	66,954
Cash collateral due from broker	12,277,128
Foreign currencies, at value (cost $9,679,303)	9,703,954
Receivable for investment securities sold and foreign currency transactions	67,007,122
Dividends and interest receivable	49,140,489
Receivable for capital stock sold	41,932,143
Unrealized appreciation on forward currency exchange contracts	23,444,676
Receivable for variation margin on exchange-traded derivatives	2,089,683
Unrealized appreciation on credit default swaps	179,598
Upfront premiums paid on credit default swaps	168,541

Total assets	6,239,185,212

Liabilities
Payable for investment securities purchased	140,543,057
Payable for reverse repurchase agreements	95,341,717
Unrealized depreciation on forward currency exchange contracts	29,917,405
Payable for capital stock redeemed	8,093,698
Unrealized depreciation on credit default swaps	6,653,154
Upfront premiums received on credit default swaps	2,855,784
Advisory fee payable	2,220,460
Options written, at value (premiums received $1,637,179)	2,043,499
Dividends payable	1,208,474
Distribution fee payable	590,004
Transfer Agent fee payable	97,770
Administrative fee payable	18,214
Payable for variation margin on exchange-traded derivatives	2,062
Accrued expenses and other liabilities	738,129

Total liabilities	290,323,427

Net Assets	$5,948,861,785

Composition of Net Assets
Capital stock, at par	$692,707
Additional paid-in capital	5,751,071,729
Undistributed net investment income	3,607,661
Accumulated net realized gain on investment and foreign currency transactions	27,529,057
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	165,960,631

$5,948,861,785

See notes to financial statements.

68	• AB GLOBAL BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,293,749,633	150,586,054	$8.59	*

B	$1,668,078	194,115	$8.59

C	$349,964,925	40,602,673	$8.62

Advisor	$3,275,362,491	381,550,663	$8.58

R	$80,625,272	9,390,619	$8.59

K	$31,361,188	3,652,718	$8.59

I	$715,513,571	83,365,344	$8.58

Z	$200,616,627	23,365,181	$8.59

*	The maximum offering price per share for Class A shares was $8.97, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL BOND FUND •	69

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income
Interest (net of foreign taxes withheld of $134,097)	$145,544,634
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,891)	1,768,988
Affiliated issuers	379,604
Other income	8,910	$147,702,136

Expenses
Advisory fee (see Note B)	24,097,113
Distribution fee—Class A	2,967,051
Distribution fee—Class B	23,646
Distribution fee—Class C	3,487,221
Distribution fee—Class R	355,318
Distribution fee—Class K	65,621
Transfer agency—Class A	869,230
Transfer agency—Class B	2,568
Transfer agency—Class C	275,405
Transfer agency—Advisor Class	2,098,824
Transfer agency—Class R	171,577
Transfer agency—Class K	45,824
Transfer agency—Class I	448,082
Transfer agency—Class Z	38,607
Custodian	500,974
Registration fees	410,527
Printing	254,542
Audit and tax	130,965
Administrative	66,640
Legal	29,088
Directors’ fees	23,265
Miscellaneous	156,988

Total expenses before interest expense	36,519,076
Interest expense	27,456

Total expenses	36,546,532
Less: expenses waived and reimbursed by the Adviser (see Note B)	(116,131)

Net expenses		36,430,401

Net investment income		111,271,735

See notes to financial statements.

70	• AB GLOBAL BOND FUND

Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$49,304,884 (a)
Swaps	(1,081,917)
Futures	(15,901,257)
Options written	9,077,591
Swaptions written	404,415
Foreign currency transactions	5,507,240
Net change in unrealized appreciation/depreciation on:
Investments	234,428,521
Swaps	(7,799,697)
Futures	(3,498,150)
Options written	(406,320)
Swaptions written	58,425
Foreign currency denominated assets and liabilities	(27,448,863)

Net gain on investment and foreign currency transactions	242,644,872

Contributions from Affiliates (see Note B)	7,664

Net Increase in Net Assets from Operations	$353,924,271

(a)	Includes foreign capital gains taxes of $109,349.

See notes to financial statements.

AB GLOBAL BOND FUND •	71

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$111,271,735	$92,952,993
Net realized gain on investment and foreign currency transactions	47,310,956	131,788,139
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	195,333,916	(143,016,017)
Contributions from Affiliates (see Note B)	7,664	68,982

Net increase in net assets from operations	353,924,271	81,794,097
Dividends and Distributions to Shareholders from
Net investment income
Class A	(40,309,978)	(43,398,044)
Class B	(74,877)	(175,850)
Class C	(10,182,069)	(12,715,701)
Advisor Class	(100,997,962)	(84,434,153)
Class R	(2,211,133)	(2,071,359)
Class K	(907,188)	(846,645)
Class I	(24,059,609)	(23,735,395)
Class Z	(7,570,016)	(3,836,029)
Net realized gain on investment and foreign currency transactions
Class A	(697,515)	(610,222)
Class B	(1,815)	(3,234)
Class C	(225,927)	(219,261)
Advisor Class	(1,530,362)	(1,082,673)
Class R	(41,258)	(31,887)
Class K	(15,562)	(11,575)
Class I	(376,109)	(314,397)
Class Z	(119,622)	(34,834)
Capital Stock Transactions
Net increase	1,326,985,818	932,553,367
Proceeds from regulatory settlement (see Note E)	656,980	– 0	–

Total increase	1,492,246,067	840,826,205
Net Assets
Beginning of period	4,456,615,718	3,615,789,513

End of period (including undistributed net investment income of $3,607,661 and $67,845,899, respectively)	$5,948,861,785	$4,456,615,718

See notes to financial statements.

72	• AB GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

AB GLOBAL BOND FUND •	73

Notes to Financial Statements

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

74	• AB GLOBAL BOND FUND

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as a described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

AB GLOBAL BOND FUND •	75

Notes to Financial Statements

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default

76	• AB GLOBAL BOND FUND

Notes to Financial Statements

and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2016:

Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,606,228,004	$	– 0	–	$2,606,228,004
Corporates – Investment Grade		– 0	–	1,193,623,069		– 0	–	1,193,623,069
Collateralized Mortgage Obligations		– 0	–	319,781,513		41,090,329		360,871,842
Governments – Sovereign Agencies		– 0	–	289,242,390		– 0	–	289,242,390
Inflation-Linked Securities		– 0	–	280,697,881		– 0	–	280,697,881
Corporates – Non-Investment Grade		– 0	–	278,723,288		1,043,517		279,766,805
Emerging Markets – Treasuries		– 0	–	194,063,192		– 0	–	194,063,192
Commercial Mortgage-Backed Securities		– 0	–	61,665,317		84,111,823		145,777,140
Covered Bonds		– 0	–	111,141,696		– 0	–	111,141,696

AB GLOBAL BOND FUND •	77

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Local Governments – Provincial Bonds	$	– 0	–	$88,212,736		$	– 0	–	$88,212,736
Mortgage Pass-Throughs		– 0	–	82,340,052			– 0	–	82,340,052
Quasi-Sovereigns		– 0	–	57,102,445			– 0	–	57,102,445
Whole Loan Trusts		– 0	–	– 0	–		38,087,167		38,087,167
Emerging Markets – Sovereigns		– 0	–	27,077,690			– 0	–	27,077,690
Asset-Backed Securities		– 0	–	5,033,899			21,071,213		26,105,112
Emerging Markets – Corporate Bonds		– 0	–	24,558,153			– 0	–	24,558,153
Local Governments – Municipal Bonds		– 0	–	22,157,061			– 0	–	22,157,061
Bank Loans		– 0	–	19,154,473			– 0	–	19,154,473
Common Stocks		– 0	–	– 0	–		16,529,981		16,529,981
Local Governments – Regional Bonds		– 0	–	10,700,795			– 0	–	10,700,795
Preferred Stocks		6,311,336		– 0	–		– 0	–	6,311,336
Agencies		– 0	–	580,049			– 0	–	580,049
Options Purchased – Puts		– 0	–	341,079			– 0	–	341,079
Warrants		– 0	–	– 0	–		– 0	–#	– 0	–
Short-Term Investments:
Governments – Treasuries		– 0	–	139,670,716			– 0	–	139,670,716
Time Deposits		– 0	–	6,634,563			– 0	–	6,634,563
Short-Term Investments		4,484,289		– 0	–		– 0	–	4,484,289

Investments valued at NAV**									1,715,208

Total Investments in Securities		10,795,625		5,818,730,061			201,934,030		6,033,174,924
Other Financial Instruments*:
Assets
Futures		28,133		– 0	–		– 0	–	28,133	†
Forward Currency Exchange Contracts		– 0	–	23,444,676			– 0	–	23,444,676
Centrally Cleared Credit Default Swaps		– 0	–	703,781			– 0	–	703,781	†
Centrally Cleared Interest Rate Swaps		– 0	–	16,419,052			– 0	–	16,419,052	†
Credit Default Swaps		– 0	–	179,598			– 0	–	179,598
Liabilities
Futures		(6,231,094)		– 0	–		– 0	–	(6,231,094	)†
Forward Currency Exchange Contracts		– 0	–	(29,917,405)			– 0	–	(29,917,405)
Currency Options Written		– 0	–	(2,043,499)			– 0	–	(2,043,499)
Centrally Cleared Credit Default Swaps		– 0	–	(202,397)			– 0	–	(202,397	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(24,139,939)			– 0	–	(24,139,939	)†
Credit Default Swaps		– 0	–	(6,653,154)			– 0	–	(6,653,154)

Total^		$4,592,664		$5,796,520,774			$201,934,030		$6,004,762,676

78	• AB GLOBAL BOND FUND

Notes to Financial Statements

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

**	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented; however, earlier adoption was permitted. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. The Fund has elected to early adopt the ASU. Accordingly, the total investments with a fair value of $1,715,208 have not been categorized in the fair value hierarchy.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Corporates - Non- Investment Grade		Commercial Mortgage- Backed Securities		Whole Loan Trusts
Balance as of 9/30/15	$203,564,870		$736,773		$45,512,708		$32,794,033
Accrued discounts/ (premiums)	(673,263)		912,350		187,169		34,837
Realized gain (loss)	(134,740)		(21,641)		(297,752)		(1,269,098)
Change in unrealized appreciation/ depreciation	77,261		(1,201,572)		295,673		(2,513,107)
Purchases	38,000,369		664,002		38,986,030		21,245,013
Sales/Paydowns	(15,641,467)		(46,395)		(8,927,047)		(12,204,511)
Transfers into Level 3	– 0	–	– 0	–	8,355,042		– 0	–
Transfers out of Level 3	(184,102,701)		– 0	–	– 0	–	– 0	–

Balance as of 9/30/16	$41,090,329		$1,043,517		$84,111,823		$38,087,167

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16**	$312,114		$(1,201,572)		$258,589		$(2,511,262)

AB GLOBAL BOND FUND •	79

Notes to Financial Statements

	Asset-Backed Securities			Bank Loans			Common Stocks
Balance as of 9/30/15		$6,720,124			$10,515,737		$20,243,118
Accrued discounts/ (premiums)		15,081			1,063		– 0	–
Realized gain (loss)		4,153			(42,579)		(14,620)
Change in unrealized appreciation/ depreciation		265,654			7,882		(567,137)
Purchases		14,347,301			– 0	–	– 0	–
Sales/Paydowns		(281,100)			(7,348,853)		(3,131,380)
Transfers into Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		(3,133,250)		– 0	–

Balance as of 9/30/16		$21,071,213		$	– 0	–	$16,529,981

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16**		$265,654		$	– 0	–	$(567,137)

	Warrants#			Total
Balance as of 9/30/15	$	– 0	–		$320,087,363
Accrued discounts/ (premiums)		– 0	–		477,237
Realized gain (loss)		– 0	–		(1,776,277)
Change in unrealized appreciation/ depreciation		– 0	–		(3,635,346)
Purchases		– 0	–		113,242,715
Sales/Paydowns		– 0	–		(47,580,753)
Transfers into Level 3		– 0	–		8,355,042
Transfers out of Level 3		– 0	–		(187,235,951)

Balance as of 9/30/16	$	– 0	–		$201,934,030	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16**	$	– 0	–		$(3,443,614)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

#	The Fund held securities with zero market value at period end.

+	An amount of $187,235,951 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period. There were de minimis transfers from Level 2 to Level 3 during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at September 30, 2016. Securities priced by third party vendors and NAV equivalent are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/16	Valuation Technique	Unobservable Input	Input
Whole Loan Trusts	$8,179,096	Discounted Cash Flow	Level Yield	94.63%
			Discount Rate	12.51%
	$5,635,882	Market Approach	Underlying NAV of the Collatereal	$101.88
	$4,678,521	Recovery Analysis	Cumulative Loss	<17%

80	• AB GLOBAL BOND FUND

Notes to Financial Statements

	Fair Value at 9/30/16	Valuation Technique	Unobservable Input	Input
	$4,306,399	Recovery Analysis	Delinquency Rate	<4%
	$3,668,130	Discounted Cash Flow	Level Yield	13.45%
			Discount Rate	13.45%
	$3,482,809	Discounted Cash Flow	Level Yield	96.92%
			Discount Rate	10.11%
	$2,557,790	Discounted Cash Flow	Cash Flow Yield	91.17%
			Discount Rate	12.99%
	$1,676,799	Recovery Analysis	Cumulative Loss	<22%
	$1,244,603	Recovery Analysis	Delinquency Rate	<5%
	$1,157,017	Recovery Analysis	Delinquency Rate	<4%
	$812,297	Recovery Analysis	Appraisal Value	$4,900,000
	$369,356	Recovery Analysis	Appraisal Value	$3,200,000
	$318,468	Recovery Analysis	Appraisal Value	$3,376,000

	$38,087,167

Common Stocks	$450,222	Market Approach	EBITDA* Projection	$94mm
			EBITDA* Multiples	8.5X

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in discount rates, level yield, cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in appraisal value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB GLOBAL BOND FUND •	81

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net

82	• AB GLOBAL BOND FUND

Notes to Financial Statements

investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion,

AB GLOBAL BOND FUND •	83

Notes to Financial Statements

..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2016, such fee amounted to $66,640.

During the year ended September 30, 2016, the Adviser reimbursed the Fund in the amount of $7,664 for trading losses incurred due to trade entry errors.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,257,819 for the year ended September 30, 2016.

During the year ended September 30, 2015, ABIS reimbursed the Fund in the amount of $68,982 for prior year fee adjustments.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $34,621 from the sale of Class A shares and received $23,175, $405 and $16,120 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has had a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2016 such waiver amounted to $116,131. A summary of the Fund’s transactions in shares of

84	• AB GLOBAL BOND FUND

Notes to Financial Statements

the Government Money Market Portfolio for the year ended September 30, 2016 is as follows:

Market Value September 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2016 (000)	Dividend Income (000)
$434,920	$2,102,671	$2,533,107	$4,484	$380

Brokerage commissions paid on investment transactions for the year ended September 30, 2016 amounted to $127,032, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,210,814, $14,929,794, $676,420, and $173,713 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB GLOBAL BOND FUND •	85

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,390,186,250	$2,882,464,396
U.S. government securities	2,678,213,498	2,594,268,571

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, options written, swaps and futures) are as follows:

Cost	$5,842,834,164

Gross unrealized appreciation	$272,943,052
Gross unrealized depreciation	(82,602,292)

Net unrealized appreciation	$190,340,760

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

86	• AB GLOBAL BOND FUND

Notes to Financial Statements

During the year ended September 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

AB GLOBAL BOND FUND •	87

Notes to Financial Statements

including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

88	• AB GLOBAL BOND FUND

Notes to Financial Statements

During the year ended September 30, 2016, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2016, the Fund held written options for hedging and non-hedging purposes.

During the year ended September 30, 2016, the Fund held written swaptions for non-hedging purposes.

For the year ended September 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/15	– 0	–	$	– 0	–
Options written	30,789,706,963			13,107,389
Options expired	(27,362,153,608)			(8,821,120)
Options bought back	(1,035,133,830)			(2,649,090)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/16	2,392,419,525			$1,637,179

For the year ended September 30, 2016, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 9/30/15		$43,000,000			$425,700
Swaptions written		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(43,000,000)			(425,700)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 9/30/16	$	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

AB GLOBAL BOND FUND •	89

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks

90	• AB GLOBAL BOND FUND

Notes to Financial Statements

may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed

AB GLOBAL BOND FUND •	91

Notes to Financial Statements

payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2016, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

92	• AB GLOBAL BOND FUND

Notes to Financial Statements

During the year ended September 30, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreement’s counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB GLOBAL BOND FUND •	93

Notes to Financial Statements

During the year ended September 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$16,447,185	*	Receivable/Payable for variation margin on exchange-traded derivatives	$30,371,033	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	23,444,676		Unrealized depreciation on forward currency exchange contracts	29,917,405

Foreign exchange contracts	Investments in securities, at value	341,079

Foreign exchange contracts				Options written, at value	2,043,499

Credit contracts	Unrealized appreciation on credit default swaps	179,598		Unrealized depreciation on credit default swaps	6,653,154

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	703,781	*	Receivable/Payable for variation margin on exchange-traded derivatives	202,397	*

Total		$41,116,319			$69,187,488

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(3,430,952)	$(1,766,255)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(15,901,257)	(3,498,150)

94	• AB GLOBAL BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	$42,900	$	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	(68,446,620)		(27,017,623)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(3,599,279)		(915,084)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	9,077,591		(406,320)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(191,565)		193,054

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	2,349,035		(6,033,442)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	404,415		58,425

Total		$(79,695,732)		$(39,385,395)

AB GLOBAL BOND FUND •	95

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2016:

Centrally Cleared Credit Default Swaps:
Average notional amount on buy contracts	$65,356,314
Average notional amount on sale contracts	$22,974,999

Centrally Cleared Interest Rate Swaps:
Average notional amount	$926,234,206

Credit Default Swaps:
Average notional amount on buy contracts	$34,036,000	(a)
Average notional amount on sale contracts	$60,812,769

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$560,390,650
Average principal amount on sale contracts	$3,140,971,045

Futures:
Average original value on buy contracts	$114,838,833
Average original value on sale contracts	$616,663,415

Purchased Options:
Average cost.	$1,451,783	(b)

(a)	Positions were open for seven months during the period.

(b)	Positions were open for ten months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

96	• AB GLOBAL BOND FUND

Notes to Financial Statements

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$1,109,741	$	– 0	–	$	– 0	–	$	– 0	–	$1,109,741
Goldman, Sachs & Co.**	978,244		– 0	–		– 0	–		– 0	–	978,244
Morgan Stanley & Co. LLC**	1,698		(1,698)			– 0	–		– 0	–	– 0	–

Total	$2,089,683		$(1,698)		$	– 0	–	$	– 0	–	$2,087,985

OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$999,545		$(104,908)		$	– 0	–	$	– 0	–	$894,637
Bank of America, NA	337,009		(337,009)			– 0	–		– 0	–	– 0	–
Barclays Bank PLC	152,260		(152,260)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	2,256,631		(2,256,631)			– 0	–		– 0	–	– 0	–
Citibank, NA	370,312		(370,312)			– 0	–		– 0	–	– 0	–
Credit Suisse International	172,046		(172,046)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	2,330,977		(2,330,977)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	209,928		(209,928)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	4,012,806		(1,995,706)			– 0	–		– 0	–	2,017,100
Royal Bank of Scotland PLC	668,084		– 0	–		– 0	–		– 0	–	668,084
Standard Chartered Bank	12,410,050		(2,891,722)			– 0	–		– 0	–	9,518,328

Total	$23,919,648		$(10,821,499)		$	– 0	–	$	– 0	–	$13,098,149	^

AB GLOBAL BOND FUND •	97

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$2,062	$(1,698)			$(364)		$	– 0	–	$	– 0	–

Total	$2,062	$(1,698)			$(364)		$	– 0	–	$	– 0	–

OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$104,908	$(104,908)			$–0	–	$	– 0	–	$	– 0	–
Bank of America, NA	12,608,539	(337,009)			– 0	–		– 0	–		12,271,530
Barclays Bank PLC	1,318,508	(152,260)			– 0	–		(533,006)			633,242
BNP Paribas SA	2,536,281	(2,256,631)			– 0	–		– 0	–		279,650
Brown Brothers Harriman & Co.	15,407	– 0	–		– 0	–		– 0	–		15,407
Citibank, NA	1,931,198	(370,312)			– 0	–		(1,229,236)			331,650
Credit Suisse International	2,730,251	(172,046)			– 0	–		(2,150,494)			407,711
Deutsche Bank AG	4,737	– 0	–		– 0	–		– 0	–		4,737
Goldman Sachs Bank USA/ Goldman Sachs International	12,534,612	(2,330,977)			– 0	–		(10,203,635)			– 0	–
HSBC Bank USA	2,460,985	(209,928)			– 0	–		(2,159,595)			91,462
JPMorgan Chase Bank, NA	1,995,706	(1,995,706)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	122,742	– 0	–		– 0	–		– 0	–		122,742
Standard Chartered Bank	2,891,722	(2,891,722)			– 0	–		– 0	–		– 0	–

Total	$41,255,596	$(10,821,499)		$	– 0	–		$(16,275,966)			$14,158,131	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

98	• AB GLOBAL BOND FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended September 30, 2016, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a

AB GLOBAL BOND FUND •	99

Notes to Financial Statements

mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the year ended September 30, 2016, the average amount of reverse repurchase agreements outstanding was $15,786,508 and the daily weighted average interest rate was (0.64)%. During the period, the Fund received net interest payments from counterparties. At September 30, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $95,341,717 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of September 30, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$3,976,990	$(3,976,990)	$	– 0	–
Credit Suisse Securities (USA) LLC.	4,436,361	(4,337,355)		99,006
HSBC Securities (USA) Inc.	78,541,761	(78,330,062)		211,699
RBC Capital Markets	8,386,605	(8,386,605)		– 0	–

Total	$95,341,717	$(95,031,012)		$310,705

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the

100	• AB GLOBAL BOND FUND

Notes to Financial Statements

loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2016, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Flexpath WH I LLC, Series B, 1/20/17	$440,510

As of September 30, 2016, the Fund had no bridge loan commitments outstanding.

During the year ended September 30, 2016, the Fund received no commitment fees or additional funding fees.

AB GLOBAL BOND FUND •	101

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Class A
Shares sold	56,334,285	26,663,347	$476,156,718	$225,236,368

Shares issued in reinvestment of dividends and distributions	3,334,278	3,510,019	27,736,078	29,539,141

Shares converted from Class B	203,297	397,196	1,701,481	3,369,212

Shares redeemed	(36,555,439)	(29,711,703)	(305,937,127)	(250,551,453)

Net increase	23,316,421	858,859	$199,657,150	$7,593,268

Class B
Shares sold	19,643	28,818	$164,936	$243,465

Shares issued in reinvestment of dividends and distributions	7,495	17,935	62,006	150,902

Shares converted to Class A	(203,297)	(397,052)	(1,701,481)	(3,369,212)

Shares redeemed	(38,667)	(100,142)	(324,222)	(847,504)

Net decrease	(214,826)	(450,441)	$(1,798,761)	$(3,822,349)

Class C
Shares sold	6,726,433	4,587,955	$56,670,638	$38,916,460

Shares issued in reinvestment of dividends and distributions	867,823	1,176,802	7,218,838	9,931,218

Shares redeemed	(9,616,056)	(9,454,916)	(80,821,703)	(80,045,495)

Net decrease	(2,021,800)	(3,690,159)	$(16,932,227)	$(31,197,817)

Advisor Class
Shares sold	177,412,668	153,073,032	$1,487,172,728	$1,294,580,609

Shares issued in reinvestment of dividends and distributions	9,357,118	7,547,583	77,903,978	63,489,879

Shares redeemed	(75,040,659)	(67,570,114)	(628,496,356)	(570,490,191)

Net increase	111,729,127	93,050,501	$936,580,350	$787,580,297

102	• AB GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Class R
Shares sold	4,118,780	2,538,156	$34,463,032	$21,372,627

Shares issued in reinvestment of dividends and distributions	259,440	249,956	2,156,003	2,102,229

Shares redeemed	(2,225,277)	(1,958,805)	(18,670,057)	(16,472,473)

Net increase	2,152,943	829,307	$17,948,978	$7,002,383

Class K
Shares sold	1,676,539	1,124,615	$14,100,126	$9,507,125

Shares issued in reinvestment of dividends and distributions	111,076	101,746	923,280	855,816

Shares redeemed	(970,556)	(627,410)	(8,125,937)	(5,270,076)

Net increase	817,059	598,951	$6,897,469	$5,092,865

Class I
Shares sold	25,586,690	13,835,688	$214,354,832	$116,990,185

Shares issued in reinvestment of dividends and distributions	2,739,292	2,798,328	22,810,745	23,534,420

Shares redeemed	(9,366,708)	(16,453,761)	(78,719,862)	(139,069,188)

Net increase	18,959,274	180,255	$158,445,715	$1,455,417

Class Z
Shares sold	13,997,799	19,904,113	$118,033,891	$168,163,674

Shares issued in reinvestment of dividends and distributions	922,284	461,230	7,666,998	3,874,114

Shares redeemed	(11,699,751)	(1,568,318)	(99,513,745)	(13,188,485)

Net increase	3,220,332	18,797,025	$26,187,144	$158,849,303

For the year ended September 30, 2016, the Fund received proceeds of $656,980 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest

AB GLOBAL BOND FUND •	103

Notes to Financial Statements

rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

104	• AB GLOBAL BOND FUND

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating

AB GLOBAL BOND FUND •	105

Notes to Financial Statements

funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$189,321,002		$171,191,109
Long-term capital gains	– 0	–	2,330,150

Total taxable distributions paid	$189,321,002		$173,521,259

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$57,562,527
Accumulated capital and other losses	(41,111,790	)(a)
Unrealized appreciation/(depreciation)	182,950,078	(b)

Total accumulated earnings/(deficit)	$199,400,815	(c)

(a)	As of September 30, 2016, the Fund had cumulative deferred loss on straddles of $41,111,790.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, the realization for tax purposes of gains/(losses) on certain derivative instruments, and the tax treatment of partnership investments and passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, options and futures, reclassifications of foreign capital gains taxes, reclassifications of foreign currency gain/(loss), paydown gain/(loss), the tax treatment of proceeds from third-party’s settlement of regulatory proceedings, contributions from Affiliates, the redesignation of dividends, and the tax treatment of clearing fees resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign

106	• AB GLOBAL BOND FUND

Notes to Financial Statements

currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL BOND FUND •	107

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.34		$ 8.52		$ 8.26		$ 8.64		$ 8.38

Income From Investment Operations
Net investment income(a)	.17	(b)	.18		.23		.19		.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		(.02)		.25		(.29)		.37
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		.16		.48		(.10)		.59

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.34)		(.22)		(.19)		(.33)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.31)		(.34)		(.22)		(.28)		(.33)

Net asset value, end of period	$ 8.59		$ 8.34		$ 8.52		$ 8.26		$ 8.64

Total Return
Total investment return based on net asset value(d)	6.92	%*	1.95%		5.82%		(1.21	)%*	7.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,293,750		$1,060,976		$1,076,697		$1,341,874		$1,581,096
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%		.90%		.93%		.94%		.92%
Expenses, before waivers/reimbursements(e)	.85%		.90%		.93%		.94%		.93%
Net investment income	2.05	%(b)	2.09%		2.69%		2.28%		2.55	%(b)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

108	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.34		$ 8.52		$ 8.26		$ 8.64		$ 8.38

Income From Investment Operations
Net investment income(a)	.10	(b)	.11		.16		.14		.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.01)		.26		(.30)		.37
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.50		.10		.42		(.16)		.52

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.28)		(.16)		(.13)		(.26)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.25)		(.28)		(.16)		(.22)		(.26)

Net asset value, end of period	$ 8.59		$ 8.34		$ 8.52		$ 8.26		$ 8.64

Total Return
Total investment return based on net asset value(d)	6.11	%*	1.21%		5.08%		(1.91	)%*	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,668		$3,410		$7,321		$22,978		$38,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%		1.63%		1.64%		1.65%		1.64%
Expenses, before waivers/reimbursements(e)	1.61%		1.63%		1.64%		1.65%		1.67%
Net investment income	1.25	%(b)	1.36%		1.97%		1.59%		1.82	%(b)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

AB GLOBAL BOND FUND •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.36		$ 8.54		$ 8.28		$ 8.66		$ 8.40

Income From Investment Operations
Net investment income(a)	.11	(b)	.12		.17		.14		.16	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.01)		.25		(.30)		.37
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.51		.11		.42		(.16)		.53

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.29)		(.16)		(.13)		(.27)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.25)		(.29)		(.16)		(.22)		(.27)

Net asset value, end of period	$ 8.62		$ 8.36		$ 8.54		$ 8.28		$ 8.66

Total Return
Total investment return based on net asset value(d)	6.24	%*	1.23%		5.07%		(1.90	)%*	6.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$349,965		$356,483		$395,728		$472,068		$607,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58%		1.60%		1.63%		1.64%		1.63%
Expenses, before waivers/reimbursements(e)	1.58%		1.60%		1.63%		1.64%		1.64%
Net investment income	1.30	%(b)	1.38%		1.98%		1.58%		1.83	%(b)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

110	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.33		$ 8.51		$ 8.25		$ 8.63		$ 8.37

Income From Investment Operations
Net investment income(a)	.20	(b)	.20		.25		.22		.24	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.01)		.25		(.29)		.37
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58		.19		.50		(.07)		.61

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.37)		(.24)		(.22)		(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.33)		(.37)		(.24)		(.31)		(.35)

Net asset value, end of period	$ 8.58		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Total Return
Total investment return based on net asset value(d)	7.21	%*	2.26%		6.14%		(0.92	)%*	7.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,275,362		$2,247,582		$1,504,432		$1,077,452		$901,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%		.60%		.63%		.64%		.63%
Expenses, before waivers/reimbursements(e)	.58%		.60%		.63%		.64%		.64%
Net investment income	2.33	%(b)	2.39%		2.98%		2.57%		2.86	%(b)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

AB GLOBAL BOND FUND •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.33		$ 8.51		$ 8.25		$ 8.63		$ 8.37

Income From Investment Operations
Net investment income(a)	.14	(b)	.15		.20		.16		.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.02)		.25		(.29)		.37
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.54		.13		.45		(.13)		.56

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.31)		(.19)		(.16)		(.30)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.28)		(.31)		(.19)		(.25)		(.30)

Net asset value, end of period	$ 8.59		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Total Return
Total investment return based on net asset value(d)	6.63	%*	1.57%		5.48%		(1.56	)%*	6.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,625		$60,300		$54,550		$46,514		$38,450
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%		1.27%		1.26%		1.29%		1.23%
Expenses, before waivers/reimbursements(e)	1.25%		1.27%		1.26%		1.29%		1.28%
Net investment income	1.66	%(b)	1.72%		2.36%		1.93%		2.26	%(b)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

112	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.33		$ 8.51		$ 8.25		$ 8.63		$ 8.37

Income From Investment Operations
Net investment income(a)	.17	(b)	.17		.23		.19		.23	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.01)		.25		(.29)		.37
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57		.16		.48		(.10)		.60

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.34)		(.22)		(.19)		(.34)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.31)		(.34)		(.22)		(.28)		(.34)

Net asset value, end of period	$ 8.59		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Total Return
Total investment return based on net asset value(d)	6.97	%*	1.90%		5.83%		(1.22	)%*	7.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,361		$23,625		$19,039		$13,851		$9,949
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.93%		.95%		.93%		.95%		.84%
Expenses, before waivers/reimbursements(e)	.93%		.95%		.93%		.95%		.95%
Net investment income	1.98	%(b)	2.04%		2.69%		2.26%		2.70	%(f)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

AB GLOBAL BOND FUND •	113

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.33		$ 8.51		$ 8.25		$ 8.63		$ 8.37

Income From Investment Operations
Net investment income(a)	.20	(b)	.20		.26		.22		.24	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.01)		.24		(.29)		.38
Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	– 0	–	.00	(c)
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58		.19		.50		(.07)		.62

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.37)		(.24)		(.22)		(.36)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–	(.09)		– 0	–

Total dividends and distributions	(.33)		(.37)		(.24)		(.31)		(.36)

Net asset value, end of period	$ 8.58		$ 8.33		$ 8.51		$ 8.25		$ 8.63

Total Return
Total investment return based on net asset value(d)	7.22	%*	2.27%		6.19%		(0.87	)%*	7.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$715,514		$536,411		$546,550		$291,554		$198,242
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.57%		.59%		.59%		.59%		.60%
Expenses, before waivers/reimbursements(e)	.58%		.59%		.59%		.59%		.61%
Net investment income	2.33	%(b)	2.40%		3.04%		2.61%		2.88	%(b)
Portfolio turnover rate	113%		167%		157%		179%		94%

See footnote summary on page 116.

114	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended September 30,				October 15, 2013(g) to September 30, 2014
	2016		2015

Net asset value, beginning of period	$ 8.33		$ 8.51		$ 8.23

Income From Investment Operations
Net investment income(a)	.20	(b)	.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.02)		.27
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–
Capital Contributions	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	.60		.19		.52

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.34)		(.37)		(.24)

Net asset value, end of period	$ 8.59		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)	7.39	%*	2.32%		6.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200,617		$167,830		$11,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52%		.53%		.55	%(h)
Expenses, before waivers/reimbursements(e)	.53%		.53%		.55	%(h)
Net investment income	2.38	%(b)	2.47%		3.05	%(h)
Portfolio turnover rate	113%		167%		157%

See footnote summary on page 116.

AB GLOBAL BOND FUND •	115

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended September 30,
	2016	2015	2014	2013	2012

Class A
Net of waivers/reimbursements	.85%	.90%	.93%	.93%	.90%
Before waivers/reimbursements	.85%	.90%	.93%	.93%	.91%
Class B
Net of waivers/reimbursements	1.61%	1.63%	1.64%	1.64%	1.62%
Before waivers/reimbursements	1.61%	1.63%	1.64%	1.64%	1.65%
Class C
Net of waivers/reimbursements	1.58%	1.60%	1.63%	1.63%	1.61%
Before waivers/reimbursements	1.58%	1.60%	1.63%	1.63%	1.62%
Advisor Class
Net of waivers/reimbursements	.58%	.60%	.63%	.63%	.60%
Before waivers/reimbursements	.58%	.60%	.63%	.63%	.61%
Class R
Net of waivers/reimbursements	1.25%	1.27%	1.26%	1.28%	1.20%
Before waivers/reimbursements	1.25%	1.27%	1.26%	1.28%	1.25%
Class K
Net of waivers/reimbursements	.93%	.95%	.93%	.94%	.81%
Before waivers/reimbursements	.93%	.95%	.93%	.94%	.92%
Class I
Net of waivers/reimbursements	.57%	.59%	.58%	.58%	.58%
Before waivers/reimbursements	.58%	.59%	.58%	.58%	.59%

	Year Ended September 30, 2016	Year Ended September 30, 2015	October 15, 2013(g) to September 30, 2014

Class Z
Net of waivers/reimbursements	.52%	.53%	.55	%(h)
Before waivers/reimbursements	.53%	.53%	.55	%(h)

(f)	Net of expenses waived by the Distributor.

(g)	Commencement of distribution.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended September 30, 2016 by 0.01%.

See notes to financial statements.

116	• AB GLOBAL BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Bond Fund, Inc. (the “Fund”) as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Bond Fund, Inc. at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2016

AB GLOBAL BOND FUND •	117

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2016. For foreign shareholders, 35.91% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable period ended September 30, 2016, the Fund designates $14,385 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

118	• AB GLOBAL BOND FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB GLOBAL BOND FUND •	119

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

120	• AB GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2011

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB GLOBAL BOND FUND •	121

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1992)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

122	• AB GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB GLOBAL BOND FUND •	123

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

124	• AB GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.

		108	None

AB GLOBAL BOND FUND •	125

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

126	• AB GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith, 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Scott A. DiMaggio, 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Douglas J. Peebles, 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Matthew S. Sheridan, 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp, 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Stephen M. Woetzel, 44	Controller	Vice President of ABIS,** with which he has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB GLOBAL BOND FUND •	127

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

128	• AB GLOBAL BOND FUND

correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2015.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2015 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$4,449.9

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended September 30, 2014, the Adviser received $57,909 (0.002% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

AB GLOBAL BOND FUND •	129

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
Global Bond Fund, Inc.[8],[9]	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.61 0.92 1.65 1.62 1.29 0.97 0.61 0.54	% % % % % % % %	Sept. 30 (ratios as of Mar. 31, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016.

9	The Fund’s expense ratios exclude interest expense of less than 0.01% for Advisor Class, Class A, Class B, Class C, Class R, Class I, and Class Z shares, and 0.01% for Class K shares.

130	• AB GLOBAL BOND FUND

flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on September 30, 2015 net assets.11

Fund	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$4,449.9	Global Plus Schedule 0.50% on 1st $30 million 0.25% on the balance Minimum account size: $25m	0.252%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB GLOBAL BOND FUND •	131

investors. The Adviser charges the following fee for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Global Bond Fund, Inc.	Global Plus Fixed Income Class A2	1.10%
	Class I2 (Institutional)	0.55%

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund[13]	Fee[14]
Global Bond Fund, Inc.	AB Global Plus Bond Fund D/P (hedged)	0.10%[15]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee, the advisory fee schedules of the sub-advised fund and what would have been the effective management fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2015 net assets.

12	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

13	The ITM fund is privately placed or institutional.

14	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2015 by Reuters was ¥119.88 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $250.3 million; ¥20 billion would be equivalent to approximately $166.8 million; and ¥450 billion would be equivalent to approximately $3.75 billion.

15	In addition to the fee shown above, the ITM fund’s four institutional clients are charged an additional fee. Three of the four institutional clients are charged the following: 0.33% on the first ¥3 billion, 0.08% thereafter. The fourth institutional client is charged the following fee: 0.34% on the first ¥3 billion, 0.09% thereafter. At the currency exchange rate shown in footnote 85, ¥3 billion would be equivalent to approximately $25.0 million.

132	• AB GLOBAL BOND FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc[16]	Client #1	0.15% of average daily net assets	0.150%	0.478%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.17, 18 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at

16	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher than the fee charged to the Fund.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

18	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

AB GLOBAL BOND FUND •	133

the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)19 and the Fund’s contractual management fee ranking.20

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[21]	Broadridge EG Median (%)	Broadridge EG Rank
Global Bond Fund, Inc.	0.479	0.532	2/10

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.22 Pro-forma total expense ratio (italicized) is shown to reflect the Fund’s anticipated 12b-1 fee reduction.

19	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

20	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

21	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

22	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

134	• AB GLOBAL BOND FUND

Fund	Total Expense Ratio (%)[23]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Global Bond Fund, Inc.	0.929	0.970	4/10	1.022	5/23
Pro-forma	0.879	0.970	1/10	1.022	1/23

Based on this analysis, considering pro-forma information where available, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the

23	Most recently completed fiscal year Class A share total expense ratio.

AB GLOBAL BOND FUND •	135

Fund’s most recently completed fiscal year, ABI received from the Fund $22,364, $8,348,383 and $31,522 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.24

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,654,853 in fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across

24	As a result of discussions between the Board and the Adviser, ABI will reduce to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

136	• AB GLOBAL BOND FUND

the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli25 study on advisory fees and various fund characteristics.26 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

25	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

26	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB GLOBAL BOND FUND •	137

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings28 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)29 for the period ended July 31, 2015.30

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.71	-3.67	-3.88	2/10	4/34
3 year	2.41	1.31	1.16	3/10	6/29
5 year	3.63	3.19	2.52	3/9	7/22
10 year	5.68	4.17	4.17	1/5	1/15

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)31 versus its benchmarks.32 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.33

28	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Broadridge.

29	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

30	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

31	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

32	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

33	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

138	• AB GLOBAL BOND FUND

	Period Ending July 31, 2015
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Global Bond Fund, Inc.[34]	2.72	2.41	3.63	5.68	7.64	2.91	1.20	5
Barclays Capital Global Aggregate Bond Index (USD hedged)	3.75	3.14	3.74	4.44	6.04	2.59	1.39	5
Barclays Capital Global Treasury Index (USD hedged)[35]	4.40	3.26	3.59	4.26	6.00	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

34	On or around February 1, 2006, the Fund’s name was changed from Americas Government Income Trust, Inc. to Global Government Income Trust. Also at this time, the Fund’s strategy changed and its benchmark changed from 50% JP Morgan EMBI Plus Latin Only/ 50% Lehman Brothers Government Bond Index to Lehman Brothers Global Treasury Index (Hedged). On or around November 5, 2007, the Fund changed its name from Global Government Income Trust to Global Bond Fund, Inc. Also at this time, the Fund’s strategy changed and its benchmark changed from Lehman Brothers Global Treasury Index (Hedged) to Barclays Capital Global Aggregate Bond Index (USD hedged).

35	Benchmark inception is the nearest month end after the Fund’s actual inception date.

AB GLOBAL BOND FUND •	139

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

140	• AB GLOBAL BOND FUND

AB Family of Funds

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0151-0916

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in
2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2015	$91,547	$—	$34,062
	2016	$102,815	$251	$30,305

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2015	$432,312	$34,062
			$—
			$(34,062)

	2016	$390,686	$30,556
			$(251)
			$(30,305)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2016